UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

Barnwell Industries, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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BARNWELL INDUSTRIES, INC.

Notice of Annual Meeting of Stockholders

To the Stockholders of BARNWELL INDUSTRIES, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of BARNWELL INDUSTRIES, INC., a Delaware corporation, will be held on May 6, 2022, at 9:00 a.m., Hawaii Standard Time, in Suite 210, Alakea Corporate Tower, 1100 Alakea Street, Honolulu, Hawaii (including any adjournments, postponements or continuations, the “Annual Meeting”), for the following purposes:

(1)	the election of a Board of Directors to serve until the next annual meeting of stockholders and until their successors shall have been elected and qualified;

(2)	the approval of amendments to the 2018 Equity Incentive Plan (the “2018 Plan”) to increase the number of shares under the 2018 Plan from 800,000 to 1,600,000;

(3)	to amend the Company’s certificate of incorporation to increase the authorized shares of common stock from 20,000,000 to 40,000,000;

(4)	to amend the Company’s certificate of incorporation to authorize blank-check preferred stock;

(5)	the ratification of the selection of the independent auditors for the Company’s fiscal year 2022; and

(6)	any and all other business which may properly come before the Annual Meeting.

Only stockholders of record at the close of business on March 11, 2022, are entitled to notice of and to vote at the Annual Meeting.  If you have received this notice by mail, the Company’s Annual Report to Stockholders for the fiscal year ended September 30, 2021, which includes consolidated financial statements, is enclosed herewith, and it is otherwise available for viewing and printing on www.proxyvote.com and under the “Investors” and “SEC Filings” tabs of Barnwell’s website at http://www.brninc.com.  Information on our website does not constitute part of the Company’s proxy solicitation materials.

We will be pleased to have you attend the Annual Meeting.  However, if you are unable to do so, please sign and return the accompanying proxy card in the enclosed addressed envelope or vote by telephone or via the Internet. If you have any questions or require any assistance with voting your shares, or if you need additional copies of the proxy materials, please contact Investor Relations.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Okapi Partners at the address set forth below.

OKAPI PARTNERS
1212 Avenue of the Americas, Floor 24
New York, NY 10036
(212) 297-0720
Call Toll Free at (877) 259-6290
E-mail: info@okapipartners.com

By Order of the Board of Directors,

RUSSELL M. GIFFORD
Secretary

Dated:  March [__], 2022

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON MAY 6, 2022:

This Notice of Annual Meeting of Stockholders, the accompanying proxy statement, the form of proxy card and Barnwell’s 2021 Annual Report on Form 10-K for the fiscal year ended September 30, 2021, as amended by Form 10-K/A Amendment No. 1 (together, the “2021 Annual Report”) are being mailed to stockholders who have requested hard copies on or after March [__], 2022.

These materials are available for viewing and printing by registered and beneficial stockholders on www.proxyvote.com and otherwise under the “Investors” and “SEC Filings” tabs of Barnwell’s website at http://www.brninc.com.  Information on our website does not constitute part of the Company’s proxy solicitation materials.

PROXY STATEMENT

TABLE OF CONTENTS

GENERAL INFORMATION	1

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING	1

SOLICITATION AND REVOCATION OF PROXIES	6

PROPOSAL NO. 1 ELECTION OF DIRECTORS	7

NOMINEES TO THE BOARD OF DIRECTORS	7

BOARD LEADERSHIP STRUCTURE; RISK OVERSIGHT	13

COMPENSATION COMMITTEE	13

NAMED EXECUTIVE OFFICERS OF THE COMPANY	14

EXECUTIVE COMPENSATION	14

DIRECTOR COMPENSATION	17

AUDIT COMMITTEE	19

REPORT OF THE AUDIT COMMITTEE	19

EXECUTIVE COMMITTEE	21

NOMINATING COMMITTEE	21

RESERVES COMMITTEE	21

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	21

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	22

PROPOSAL NO. 2 APPROVAL OF AMENDMENTS TO THE 2018 EQUITY INCENTIVE PLAN	23

PROPOSAL No. 3 – AMENDMENT OF BARNWELL’S CERTIFICATE OF INCORPORATION TO INCREASE THE AMOUNT OF AUTHORIZED SHARES OF COMMON STOCK FROM 20,000,000 TO 40,000,000 SHARES	33

PROPOSAL 4 – AMENDMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION TO AUTHORIZE BLANK CHECK PREFERRED STOCK	35

PROPOSAL NO. 5 RATIFICATION OF THE SELECTION OF THE INDEPENDENT AUDITORS FOR 2021	38

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	39

CODE OF ETHICS	39

STOCKHOLDER PROPOSALS	39

GENERAL	40

Appendix A 2018 Plan as Amended

GENERAL INFORMATION

The Board of Directors (the “Board”) of Barnwell Industries, Inc. (the “Company”) is soliciting the enclosed proxy to be used at the Company’s 2022 Annual Meeting of Stockholders for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.  The proxy statement, proxy card, and the Company’s Annual Report to Stockholders and 2021 Annual Report are being distributed to the Company’s stockholders on or about March [__], 2022.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q:	What is a proxy?

A:
A proxy is your legal designation of another person to vote on your behalf. You are giving the individual(s) appointed by the Board as proxy the authority to vote your shares in the manner you indicate. We have designated Alexander C. Kinzler and Russell M. Gifford as the Company’s proxies for the Annual Meeting.

Q:	Who can vote at the Annual Meeting?

A:
Only stockholders of record of the Company’s common stock, par value $0.50 per share (the “Common Stock”) at the close of business on March 11, 2022 (the “Record Date”) will be entitled to vote at the Annual Meeting.  On the Record Date, 9,447,220 shares of Common Stock were issued and outstanding.

Q:	How many shares must be present to conduct the Annual Meeting?

A:
We must have a “quorum” present in person or by proxy to hold the Annual Meeting. A quorum is a majority of the outstanding shares entitled to vote as of the Record Date. Shares are counted as present at the Annual Meeting if a stockholder entitled to vote is present at the Annual Meeting or has submitted a properly signed proxy in writing, or by voting by telephone or via the Internet. Abstentions and broker non-votes, if any, will be counted for the purpose of determining the existence of a quorum.

Q:	Why did I receive a one-page notice (the “Notice”) in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A:
The rules and regulations of the Securities and Exchange Commission (the “SEC”) allow companies to furnish proxy materials by providing access to such documents on the Internet instead of mailing a printed copy of proxy materials to each stockholder of record.  Stockholders who previously requested to receive printed copies of proxy materials by mail will continue to receive them by mail.  Stockholders who have not previously indicated a preference for printed copies of proxy materials are receiving the Notice.  The Notice provides instructions on how to access and review all of the proxy materials and how to submit your proxy via the Internet.  If you would like to receive a printed or e-mail copy of the proxy materials, please follow the instructions for requesting such materials in the Notice.

Q:	How can you vote before the Annual Meeting?

A:
We encourage stockholders to submit their votes in advance of the Annual Meeting.  To submit your votes by Internet, follow the instructions on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.  If you received your materials by mail, you can also vote by telephone or simply complete and return the proxy or voting instruction form in the envelope provided.  If you vote in advance using one of these methods, you are still welcome to attend the Annual Meeting and vote in person.

Q:	How can you vote in person at the Annual Meeting?

A:
Stockholders who hold shares directly with the Company may attend the Annual Meeting and vote in person or may execute a proxy designating a single representative to attend and vote on their behalf.  If you do not hold your shares directly with us and they are instead held for you in a brokerage, bank or other institutional account, you may attend and vote in person if you obtain a proxy card from that institution in advance of the Annual Meeting and bring it with you to hand in along with the ballot that will be provided.  In light of the evolving COVID-19 situation, we strongly recommend that you vote your shares in advance of the Annual Meeting as instructed above, even if you plan to attend the Annual Meeting.

Q:	How many votes are needed to have the proposals pass?

A:
Under our governing documents, directors are elected annually by a plurality of the votes cast at the Annual Meeting (Proposal No. 1). This means that the nominees who receive the highest number of affirmative votes are elected.  The affirmative vote of the majority of the shares present and entitled to vote at the Annual Meeting is required to approve Proposal Nos. 2 and 5. The affirmative vote of the majority of shares outstanding and entitled to vote at the Annual Meeting is required to approve Proposal Nos. 3 and 4, effecting amendments to the Company’s Certificate of Incorporation.

Q:	How are the votes counted?

A:
You will have one vote for each share of our common stock that you owned on the record date. If the proxy card is properly executed and returned prior to the Annual Meeting, the shares of common stock it represents will be voted as you instruct on the proxy card.  If your proxy card is signed and returned without specifying a vote, it will be voted according to the recommendation of the Board on that proposal.

No Cumulative Voting. Holders of common stock shall not be entitled to cumulate their votes for the election of directors or any other matters.

Abstentions. In all matters abstentions have the same effect as votes “AGAINST” the matter. Abstentions will be counted as present and entitled to vote for purposes of determining whether a quorum is present at the annual meeting.

Broker Non-Votes. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, a broker is not entitled to vote shares held for a beneficial owner on non-routine items contained in the remaining proposals. Consequently, if you hold shares in street name and you do not submit any voting instructions to your broker, your broker may exercise its discretion to vote your shares on the proposal to ratify the appointment of Weaver and Tidwell, L.L.P. If your shares are voted on this item as directed by your broker, your shares will constitute “broker non-votes” on each of the non-routine items. Broker non-votes will have the same effect as a vote “AGAINST” the proposals to amend the Company’s certificate of incorporation but will not be counted in determining the outcome of the vote on each of the other non-routine items, although they will count for purposes of determining whether a quorum is present.

Quorum. A majority of the shares of common stock outstanding on the record date, represented in person or by proxy, will constitute a quorum at the Annual Meeting. As of March 1, 2022 we had 9,447,220 shares of common stock outstanding. The number of shares required to be represented in person or by proxy at the Annual Meeting to constitute a quorum is 4,723,611.

Q:	How can I revoke my proxy?

A:	You may revoke your proxy at any time before it is voted at the meeting by taking one of the following three actions:

(1)	giving timely written notice of the revocation to our Secretary,
(2)	executing and delivering a proxy card with a later date, or
(3)	voting in person at the meeting.

Q:	How would my proxy be voted on other matters?

A:	The persons named on the proxy card will have discretionary authority to vote on business other than Proposals 1-4 as may properly come before the Annual Meeting.

Q:	What is the board of directors’ voting recommendation?

A:
For the reasons set forth in more detail later in the Proxy Statement, the Board recommends a vote FOR the election of all nominees for director proposed by our Board (Proposal No. 1). The Board has adopted amendments to Barnwell’s 2018 Equity Incentive Plan and recommends a vote FOR approval of such amendments (Proposal No. 2). The Board recommends a vote FOR the amendment of Barnwell’s certificate of incorporation to increase the authorized shares of common stock from 20,000,000 to 40,000,000 (Proposal No. 3),  and FOR the amendment of Barnwell’s certificate of incorporation to authorize shares of blank check preferred stock of up to 1,000,000 shares (Proposal No. 4). The Board ratified the selection of Weaver and Tidwell, L.L.P. as the Company’s independent registered public accounting firm (Proposal No. 5) which selection was made by the Company’s audit committee. The Board recommends a vote FOR Proposal No. 5.

Q:	Who will solicit proxies on behalf of the board?

A:
The Company has retained Okapi Partners, a proxy solicitation firm, who may solicit proxies on the Board’s behalf. The original solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile, electronic mail, Internet and personal solicitation by our directors, director nominees and certain of our executive officers and other employees (who will receive no additional compensation for such solicitation activities), or by Okapi Partners. You may also be solicited by advertisements in periodicals, press releases issued by us and postings on our corporate website or other websites. Unless expressly indicated otherwise, information contained on our corporate website is not part of this Proxy Statement. In addition, none of the information on the other websites listed in this Proxy Statement is part of this Proxy Statement. These website addresses are intended to be inactive textual references only.

Q:	Who will pay for the costs involved in the solicitation of proxies?

A:
The entire cost of soliciting proxies on behalf of the Board, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the proxy card and any additional soliciting materials furnished to stockholders by, or on behalf of, the Company, will be borne by the Company. Copies of the Company’s solicitation material will be furnished to banks, brokerage houses, dealers, voting trustees, their respective nominees and other agents holding shares in their names, which are beneficially owned by others, so that they may forward such solicitation material, together with our 2021 Annual Report, which includes our Annual Report on Form 10-K, as amended by Form 10-K/A Amendment No. 1, for the fiscal year ended September 30, 2021, to beneficial owners. In addition, if asked, the Company will reimburse these persons for their reasonable expenses in forwarding these materials to the beneficial owners. We have engaged Okapi Partners to solicit proxies from stockholders in connection with the Annual Meeting. We will pay Okapi Partners a fee of up to $35,000 plus costs and expenses. In addition, we have agreed to indemnify Okapi Partners and certain related persons against certain liabilities arising out of or in connection with their engagement.

Q:	Who can answer my questions?

A:
Your vote at this year’s Annual Meeting is important, no matter how many or how few shares you own. Please sign and date the enclosed proxy card or voting instruction form and return it in the enclosed postage-paid envelope promptly or vote by Internet or telephone. If you have any questions or require assistance in submitting a proxy for your shares, please call Okapi Partners, the firm assisting us in the solicitation of proxies:

1212 Avenue of the Americas, 24th Floor New York, NY 10036 (212) 297-0720 Call Toll-Free at: (877) 259-6290 E-mail: info@okapipartners.com
Q:	How can I obtain additional copies of these materials or copies of other documents?

A:
Complete copies of this Proxy Statement and 2021 Annual Report, which includes our Annual Report on Form 10-K, as amended by Form 10-K/A Amendment No. 1, for the year ended September 30, 2021, are also available at: www.okapivote.com/BARNWELL You may also contact Okapi Partners for additional copies. You are encouraged to access and review all of the important information contained in the proxy materials before voting.

Q:	How can I find out the results of the voting at the Annual Meeting?

A:	We plan to announce preliminary voting results at the Annual Meeting. We will report final voting results in a filing with the SEC within four business days of the Annual Meeting.

Q:	What happens if the Annual Meeting is postponed or adjourned?

A:	Your proxy will remain valid and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.

BARNWELL INDUSTRIES, INC.

1100 ALAKEA STREET, SUITE 500

HONOLULU, HAWAII 96813

PROXY STATEMENT

2022 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 6, 2022

SOLICITATION AND REVOCATION OF PROXIES

This proxy statement (including all annexes attached thereto, the “Proxy Statement”) and the accompanying proxy card are being furnished to stockholders in connection with the Annual Meeting of Stockholders of Barnwell Industries, Inc., a Delaware corporation (“Barnwell” or the “Company”), to be held on May 6, 2022, at 9:00 a.m., Hawaii Standard Time, in Suite 210, Alakea Corporate Tower, 1100 Alakea Street, Honolulu, Hawaii (including any adjournments, postponements or continuations thereof, the “Annual Meeting”).

Proxies are being solicited on behalf of the Board of Directors (the “Board” or the “Board of Directors”) of the Company to be used at the Annual Meeting for the purposes set forth in the Notice of Annual Meeting of Stockholders.

Barnwell is using the Securities and Exchange Commission (the “SEC”) rule that allows companies to furnish their proxy materials over the Internet.  As a result, on or about March [__], 2022, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) in lieu of a paper copy of the proxy materials (including the form of proxy card, this Proxy Statement and our 2021 Annual Report on Form 10-K for the fiscal year ended September 30, 2021, as amended by Form 10-K/A Amendment No. 1 (together, the “2021 Annual Report”) (the foregoing materials, collectively, the “Proxy Materials”)).  We also provided access to our Proxy Materials over the Internet beginning on March [__], 2022.  The Notice contained instructions on how to access the Proxy Statement and the 2021 Annual Report and how to vote online or by telephone using a toll-free number.  Subsequent to receiving the Notice, all stockholders have the ability to access the Proxy Materials over the Internet and request to receive a paper copy of the Proxy Materials by mail.  Instructions on how to access the Proxy Materials over the Internet or request to receive a paper copy can be found on the Notice.  In addition, the Notice contains instructions on how stockholders may request to receive Proxy Materials electronically by e-mail.

The Proxy Materials are available for viewing and printing by registered and beneficial stockholders on www.proxyvote.com and otherwise under the “Investors” and “SEC Filings” tabs of Barnwell’s website at http://www.brninc.com.  Information on our website does not constitute part of the Company’s proxy solicitation materials.

Proxies are being solicited from stockholders of Barnwell.  If a proxy is properly executed and returned, the shares represented by it will be voted and, where specification is made by the stockholder as provided in such proxy, will be voted in accordance with such specification.  Unless a stockholder specifies otherwise, all shares represented by valid proxies will be voted:  FOR Proposal No. 1, the election of directors recommended by the Board, FOR Proposal No. 2, the adoption of amendments to Barnwell’s 2018 Equity Incentive Plan, FOR Proposal No. 3, the amendment of Barnwell’s certificate of incorporation to increase the authorized shares of common stock, FOR Proposal No. 4 the amendment of Barnwell’s certificate of incorporation to authorize shares of blank check preferred stock, and FOR Proposal No. 5, ratification of the appointment of Weaver and Tidwell, L.L.P., as the Company’s independent registered public accounting firm.

Barnwell is paying all of the costs of soliciting proxies, including preparation costs, assembly, posting on the Internet, printing and mailing of the Proxy Materials, the Notice and any additional information furnished to stockholders.  Proxies are being solicited by Barnwell primarily by mail and the Internet, but in addition, the solicitation by these means may be followed by solicitation in person, or by telephone, e-mail or facsimile, by directors, officers and other employees of Barnwell without additional compensation.  We have engaged Okapi Partners to solicit proxies from stockholders in connection with the Annual Meeting. We will pay Okapi Partners a fee of up to $35,000 plus costs and expenses.  Brokers, dealers, banks, voting trusts, custodians and other institutions, and their nominees, who are holders of shares of Barnwell’s common stock on the Record Date, referred to below, will be requested to forward the soliciting material to the beneficial owners of such shares of common stock and to obtain authorization for the execution of proxies.  Barnwell will, upon request, reimburse such institutions for their reasonable expenses in forwarding the Proxy Materials to their beneficial owners.

PROPOSAL NO. 1 ELECTION OF DIRECTORS

Seven directors of the Company are proposed to be elected at the Annual Meeting.  Each elected director shall hold office until the next annual meeting and until his successor is duly elected and qualified.  The persons named as proxies in the enclosed Proxy are executive officers of the Company and, unless contrary instructions are given, they will vote the shares represented by the Proxy FOR the election to the Board of Directors of the persons named below.  The Board of Directors has no reason to believe that any of the nominees for director will be unable to serve; however, in the event any of the nominees should withdraw or otherwise become unavailable for reasons not presently known, the persons named as proxies may vote for other persons in place of such nominees.

A majority of the members of the Board voted to nominate the seven persons listed below and to recommend to the stockholders to vote for their election as directors.

Our Board of Directors recommends a vote FOR the election of each of the following seven people as directors of the Company.

NOMINEES TO THE BOARD OF DIRECTORS

The Board of Directors held nine meetings during the fiscal year ended September 30, 2021, all directors attended at least 75% of the meetings of the Board of Directors and of the committees of the Board on which each director served.  The independent directors met on four occasions out of the presence of management during the fiscal year ended September 30, 2021.

The following table sets forth, as to the nominees for election as directors:  (1) such person’s name; (2) the year in which such person was first elected a director of the Company; (3) such person’s age; (4) all positions and offices with the Company held by such person; (5) the business experience of such person during the past five years; (6) certain other directorships, if any, held by such person; and briefly discusses the specific experience, qualifications, attributes or skills that led to the conclusion that each such person should serve as a director of Barnwell.

Name	Director Since	Age	All other Present Positions with the Company and Principal Occupations

Kenneth S. Grossman[1]	2020	66
Vice-Chairman of the Board of the Company since May 11, 2021.  Chairman of the Board of the Company from April 15, 2020 to May 10, 2021.  Investor and attorney specializing in companies undergoing and/or emerging from restructuring or reorganization; Senior Managing Director of Steppingstone Group, LLC. Mr. Grossman has been engaged in the investment and management of capital as a buy-side principal since 1990. Mr. Grossman has served as an independent director of both private and public companies, and as a member of creditor, bank group and shareholder committees for other businesses and has extensive experience in advising investors as well as leading investors and partners with respect to distressed and other debt-challenged “special situation” companies. Mr. Grossman’s experience includes a strong network of relationships and management roles involving large portfolios in this investment sector maintained by multi-strategy and arbitrage firms. Admitted to the New York Bar in 1982, Mr. Grossman practiced law with Shea & Gould until 1989, where he specialized in bankruptcy, creditor’s rights and commercial litigation. More recently, Mr. Grossman utilized that experience in leadership roles and as a Director of Lehman Brothers Special Finance, Inc. and Signature Group Holdings, Inc. (formerly Fremont General Corporation), as they emerged from Chapter 11 bankruptcy. Mr. Grossman is currently a board member and/or special advisor for Concise Capital Management and a director of Performance Sports Group, Inc., Buffalo Armory, LLC and Nebraska Book Co, Inc.

Francis J. Kelly[1]	N/A	58
Founder and Managing Partner, Fulcrum Macro Advisors LLC, an advisory firm as to the public policy decision-making process and its impact on global markets, since 2021. Global Coordinator for Government & Public Affairs and head of the Direct Investment Advisory Group at Deutsche Bank for the prior five years. Also, advisor to the Scowcroft Group, a global business advisory firm with an emphasis on emerging markets, and Adjunct Professor at The Catholic University School of Business, where he teaches business intelligence, political risk, and strategic planning. Mr. Kelly was previously a member of the Securities and Exchange Commission Senior Staff, Senior Policy Advisor to the Chairman of the SEC and Chief Spokesman for the Commission. Mr. Kelly has held positions as Chief of Staff and Global Head of Marketing for Investment Banking at Merrill Lynch. Mr. Kelly’s background in investment banking and the investment community gives him significant insight into corporate operations, investment opportunities, commodities and business issues facing the Company and his experience on numerous boards as well as a policy advisor will bring significant strategic, consensus-building and management skills to the Company.

1 This director (or director nominee) is independent as defined in Section 803(A) of the NYSE American listing standards.

Alexander C. Kinzler	1999	63
Chief Executive Officer of the Company since December 2016.  President and Chief Operating Officer of the Company since December 2002 and General Counsel of the Company since December 2001. Mr. Kinzler, an attorney, has been employed by the Company since 1984 in various capacities, including Vice President, Executive Vice President, and currently Chief Executive Officer, President and Chief Operating Officer, and brings to the Board deep insight into the operations, challenges and complex issues facing the Company.  He has served on the boards of directors of business groups including the Hawaii Leeward Planning Conference, and also brings to the Board significant operational, strategic, consensus-building and management skills from his years with the Company and legal background.

Philip J. McPherson[1]	2020	47
Vice President of Capital Markets, Riot Blockchain, Inc. since March 1, 2021.  Chief Financial Officer, Secretary, Treasurer and a director of Citadel Exploration, Inc. (OTCMKTS: COIL), a publicly traded energy company engaged in the exploration and development of oil and natural gas properties, from September 2012 to March 1, 2021, with nearly two decades of experience in the capital markets and financial services sectors.  Mr. McPherson was also appointed as Interim Chief Executive Officer of Citadel Exploration in May 2019.  He started his career as a retail stockbroker with Mission Capital in 1997 and became partner before it was acquired by oil and gas boutique C. K. Cooper & Company.  At C.K. Cooper, Mr. McPherson was a research analyst specializing in small cap exploration and production companies. In 2007, he joined Global Hunter Securities as a partner and managing director of the energy research group. During his Wall Street career, Mr. McPherson was presented the Wall Street Journal “Best on the Street” Award and was named a Zack’s 5-Star Analyst for three consecutive years. He is a recognized expert on California E&P firms. Mr. McPherson received his Bachelors in Economics from East Carolina University.

1 This director (or director nominee) is independent as defined in Section 803(A) of the NYSE American listing standards

Peter J. O’Malley[1]	2020	55
Chairman of the Board of the Company since May 11, 2021. Founder of Kenosis Capital LLC, 2012. Mr. O’Malley has a broad range of experience and business and investment contacts developed over a more than twenty-five year career in international investment banking. Mr. O’Malley’s past employment includes key management positions at Credit Suisse and several of its affiliates, Deutsche Bank in New York and Hong Kong, as well as other investment banking firms in the United States and Asia. Although he received a Juris Doctor degree from St. John’s University School of Law in 1991, Mr. O’Malley’s entire career has been spent in the investment community, starting as an in-house corporate counsel for CS First Boston in New York. Mr. O’Malley has been active in the M&A, private equity and capital markets divisions of the investment banking firms with which he has been associated, in most cases as a Managing Director. Mr. O’Malley’s vast experience in investment banking and the investment community gives him significant insight into corporate operations, financing, accounting and business issues facing the Company.

Bradley M. Tirpak[1]	2020	52
Chief Executive Officer, Liberated Syndication, Inc. (OTCMKETS: LSYN), a publicly traded company that is a leading provider of podcast hosting services, since November 1, 2021.  A professional investor with more than 20 years of investing experience. Since September 2016, Mr. Tirpak has served as a portfolio manager and Managing Director at Palm Active Partners Management, LLC, a private investment company. From 2009 to 2016, Mr. Tirpak served as Managing Member of Locke Partners, LLC, a private investment company, where he managed various investment partnerships that focused on engaging public companies to improve corporate governance and improve stockholder returns. Earlier in his career, Mr. Tirpak was a portfolio manager at Credit Suisse First Boston from January 1997 to September 2000, at Caxton Associates from September 2000 to May 2003 and at Sigma Capital Management from April 2003 to December 2007. Between 1993 and 1996, he was the founder and CEO of Access Telecom, Inc., an international telecommunications company doing business in Mexico.  Mr. Tirpak served as a director at Full House Resorts, Inc. (Nasdaq: FLL), a publicly traded company that owns, leases, develops and operates hotels and gaming facilities, from November 2014 until February 11, 2021, and has served as a director of TSR Inc. (Nasdaq: TSRI), publicly traded company providing contract computer programming services, since October 2019, and a director of Liberated Syndication Inc. since October 2019. Mr. Tirpak also currently serves as trustee of The Halo Trust USA, the world’s largest humanitarian mine clearance organization with operations in over 20 countries. He previously served as a director at Birner Dental Management Services, Inc., then a publicly traded manager of dental practices, from December 2017 to January 2019, when the company was acquired, Flowgroup plc, an energy supply and services business in the United Kingdom, from June 2017 to October 2018 when the company’s principal subsidiary was acquired, Applied Minerals, Inc., a publicly traded specialty materials company, from April 2015 to March 2017, and USA Technologies, Inc., a publicly traded provider of electronic payment transactions to the vending industry, from 2010 to 2012. Mr. Tirpak earned a B.S.M.E. from Tufts University and an M.B.A. from Georgetown University.

1 This director (or director nominee) is independent as defined in Section 803(A) of the NYSE American listing standards

Douglas N. Woodrum[1]	2020	64
Chief Financial Officer and Secretary of ChinaCast Education Corporation, a post-secondary education and e-learning services provider in the People’s Republic of China, since January 2012.  Director, Liberated Syndication, Inc. (OTCMKETS LSYN) since March 2021.  From January 2006 to December 2009, Mr. Woodrum, a private investor, served as a research analyst for Jayhawk Capital Management, a private equity firm focusing on investing in small- and medium-sized businesses operating in China.  From December 1997 to December 2005, Mr. Woodrum was the Chief Financial Officer of CNET Networks, Inc., then a publicly traded online media company, where his responsibilities included raising capital for growth, business model development, financial reporting, annual budgeting, long-term planning, acquisitions, investor relations and tax. Mr. Woodrum has served on the board of directors of MarketScout, a private insurance distribution and underwriting company, since 2002, and on the board of directors of ChinaCast Education Corporation, since 2012. Mr. Woodrum received his B.B.A. in finance and accounting from the University of Iowa in 1979.

Board Nomination Process

The Board of Directors has a standing Compensation Committee, a standing Audit Committee, a standing Executive Committee, a standing Reserves Committee and a standing Nominating Committee which has a nominating committee charter.  The Nominating Committee, comprised solely of independent directors, identifies nominees by first evaluating the current members of the Board willing to continue in service.  Current members of the Board with skills and experience relevant to the Company’s business and willing to continue in service are considered for re-nomination.  If any member of the Board up for re-election at an upcoming annual meeting of stockholders does not wish to continue in service, the Nominating Committee determines whether it is appropriate to replace the retiring member.  If deemed appropriate, the Nominating Committee identifies the desired skills and experience of a new nominee.  The Board believes that potential directors should possess sound judgment, understanding of the business issues affecting the Company, integrity and the highest personal and professional ethics.  The Board seeks directors possessing a range of business, management and civic experience appropriate for the Board to discharge its responsibilities.  In the case of both incumbent and new directors, the Board seeks persons who are able to devote significant time and effort to Board and Board committee responsibilities.  Once nominees have been identified, the Nominating Committee recommends to the Board such nominees, and the Board reviews and votes on such recommendation.

The Company does not have a specific policy regarding the diversity of the Board.  Instead, the Board considers its overall composition when considering director candidates, including whether the Board has an appropriate combination of professional experience, skills, knowledge and variety of viewpoints and backgrounds in light of the Company’s current and expected future needs.  The Board also believes that it is desirable for new candidates to contribute to a variety of viewpoints on the Board, which may be enhanced by a mix of different professional and personal backgrounds and experiences.

1 This director (or director nominee) is independent as defined in Section 803(A) of the NYSE American listing standards

The Board will consider potential nominees brought to its attention by any director or officer of the Company.  It will also evaluate recommendations for director nominees proposed by a stockholder who (i) has continuously held at least 1% of the outstanding shares of the Company’s Common Stock entitled to vote at the annual meeting of stockholders for at least one year prior to the date the stockholder makes the recommendation and (ii) undertakes to continue to hold such number of shares through the date of the upcoming annual meeting.  For possible inclusion in next year’s proxy statement, any recommendation for a director nominee submitted by a qualifying stockholder must be received by the Company no later than the date for stockholder proposals set forth herein under the heading “Stockholder Proposals.”  Any stockholder recommendation for a director nominee must be submitted to the Company’s Chairman of the Board in writing and must include:

• a statement by the stockholder that such stockholder is the holder of at least 1% of the outstanding shares of the Company’s Common Stock, that the shares have been held for at least one year prior to the date of the submission and that such stockholder will continue to hold the shares through the date of the upcoming annual meeting of stockholders;

• the candidate’s name, age, contact information and current principal occupation or employment;

• the candidate’s resume, which will include a description of the candidate’s qualifications and business experience during, at a minimum, the last five years, including his/her principal occupation or employment and the name and principal business of any corporation or other organization in which the candidate was employed; and

• at least three (3) references for the candidate.

The Board will evaluate recommendations for director nominees submitted by directors, management or qualifying stockholders in the same manner, using the criteria stated above.  All directors and director nominees will submit a completed form of directors’ and officers’ questionnaire as part of the nominating process.

Stockholders may send any communication to the Board of Directors, as a whole, or individually, by mail to the Company’s address listed on page one of this Proxy Statement, to the attention of Russell M. Gifford, Secretary.  All such communications will be forwarded to the Board of Directors or individual directors as appropriate.

The Company strongly encourages each member of the Board of Directors to attend the Annual Meeting.  Six members of the Board of Directors attended the 2021 Annual Meeting of Stockholders of the Company, of which one attended in person and five attended by telephone.

BOARD LEADERSHIP STRUCTURE; RISK OVERSIGHT

Mr. Peter J. O’Malley became Chairman of the Board on May 11, 2021, replacing Kenneth S. Grossman, who became Vice-Chairman of the Board on May 11, 2021.  Barnwell Industries, Inc. is a smaller reporting company and the Board has determined that the current structure is appropriate at this time in that it enables Mr. Alexander C. Kinzler to handle the complexities of his role as Chief Executive Officer while allowing Mr. Peter J. O’Malley and Mr. Kenneth S. Grossman to provide leadership on policy at the Board level.  Although the roles of Chief Executive Officer and Chairman of the Board are currently held by different persons, the Board regularly considers the appropriate leadership structure for the Company and has concluded that the Company and its stockholders are best served by not having a formal policy on whether the same individual should serve as both Chief Executive Officer and Chairman of the Board, and the Board has not adopted such a policy.  The Board believes that it is important to retain the flexibility to make this determination at any given point in time based upon what it believes will provide the best leadership structure for the Company at that time.  This approach allows the Board to utilize its considerable experience and knowledge to elect the most qualified director as Chairman of the Board, while maintaining the ability to combine or separate the Chairman of the Board and Chief Executive Officer roles when necessary.  Accordingly, at different points in time in the Company’s history, the Chief Executive Officer and Chairman of the Board roles have been held by the same person.  At other times, they have been held by different individuals.  In each instance, the decision on whether to combine or separate the roles was made in the best interest of the Company’s stockholders, based on the circumstances at the time.

The Board’s primary function with respect to risk is oversight.  The Board administers its risk oversight function both as a whole and through its committees.  The Audit Committee reviews and makes inquiry as to risk management and reports to the Board on its findings.  The Board of Directors has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks.  Management is responsible for the Company’s day-to-day risk management activities.  Other Board committees also consider and address risk as they perform their committee responsibilities.  For example, the Compensation Committee, comprised solely of independent directors, discusses and reviews compensation arrangements for the Company’s Executive Officers to avoid incentives that would promote excessive risk-taking that is reasonably likely to have a material adverse effect on the Company.  The full Board is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters.  We believe the division of risk management responsibilities as described above is an effective approach for evaluating and addressing the risks facing the Company and that our Board leadership structure supports this approach because it allows our independent directors to exercise effective oversight of the actions of management.

COMPENSATION COMMITTEE

The members of the Compensation Committee are Mr. Grossman, Chairman, and Messrs. O’Malley and McPherson.  The Compensation Committee (i) determines the annual compensation of the Company’s Executive Officers; (ii) recommends, if appropriate, new employee benefit plans to the Board of Directors; (iii) administers all employee benefit plans; and (iv) makes such other determinations regarding compensation or benefits as may be necessary or advisable.  The Compensation Committee held three meetings during the fiscal year ended September 30, 2021.  The Board of Directors has adopted a written charter for the Compensation Committee, a copy of which is available on our website.

NAMED EXECUTIVE OFFICERS OF THE COMPANY

The Company currently has two executive officers (the “Named Executive Officers”).  The following table sets forth the names and ages of all Named Executive Officers of the Company during fiscal 2021, their positions and offices with the Company and the period during which each has served.

Name	Age	Position with the Company
Alexander C. Kinzler	63	Chief Executive Officer since December 2016. President and Chief Operating Officer since December 2002 and General Counsel since December 2001. Director of the Company since December 1999.

Russell M. Gifford	67
Secretary since December 2002, Executive Vice President since December 1997, Treasurer since November 1986 and Chief Financial Officer since August 1985.  President of Water Resources International, Inc., a wholly-owned subsidiary of the Company, since December 1999.

EXECUTIVE COMPENSATION

Summary Compensation Table

The Summary Compensation Table below sets forth certain information regarding compensation paid during the fiscal years ended September 30, 2021 and September 30, 2020 to (1) Alexander C. Kinzler, our Chief Executive Officer, President, Chief Operating Officer and General Counsel, and (2) Russell M. Gifford, our Executive Vice President, Chief Financial Officer, Treasurer and Secretary.

No Named Executive Officer was granted a stock award in fiscal year 2021 or 2020, nor received above-market or preferential earnings on compensation that was deferred on a basis that was not tax-qualified. As a result, such columns have been omitted.

Our Pay for Performance Plan adopted in 2014 (the “Plan”) is available to pay bonuses to our executives based on performance.  Performance measures and targeted goals for the Company’s 2021 fiscal year performance period were established by the Compensation Committee in December 2020 and the Committee designated the CEO to be eligible to participate in the Plan for fiscal year 2021.  The material terms of such performance measures and targeted goals are as follows:

The Compensation Committee determined that the sum of the following three components shall represent the maximum bonus that may be achieved under the Plan for fiscal 2021 by the CEO (the “2021 Maximum Bonus Amount”), which was designed so that the Company would be in compliance with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”):

(a) an amount equal to 5% of the earnings before income taxes on a GAAP basis of the Company;

(b) for an increase in earnings attributable to the combined Land Investment and Residential Real Estate segments in the State of Hawaii on a GAAP basis over the prior fiscal year with respect to such segments, 20% of the first 100% of such increase and 10% of the remaining amount of such increase; and

(c) for an increase in the Company’s market capitalization of up to 10%, determined by comparing the closing price of the Common Stock on September 30, 2020 and September 30, 2021, 10% of the amount of such increase.

Section 162(m) of the Code generally limits our federal tax deduction for compensation paid in any fiscal year to our CEO and our other “covered employees,” as defined in Section 162(m), to $1,000,000.  In the past, an exception to this deduction limit was available for “performance-based” compensation that had been approved by our stockholders and otherwise satisfied certain requirements under Section 162(m) and applicable regulations.  As a result of new tax legislation that went into effect on December 22, 2017, this exception for performance-based compensation is not available for taxable years beginning after December 31, 2017, unless such compensation qualifies for transition relief for written binding contracts that were in effect on November 2, 2017.  Barnwell was not party to any such binding contracts.  This legislation also expanded the definition of “covered employees” to include the chief financial officer and certain former named executive officers.  These changes in the tax laws have not had an effect on Barnwell, primarily because the compensation paid to such persons in our fiscal 2021 year, and in other recent fiscal years, has been below the $1,000,000 threshold.

The Compensation Committee continues to retain flexibility to make compensation decisions that are based on factors other than Section 162(m) and related consequences when necessary or appropriate (as determined by the Compensation Committee in its sole discretion) to enable Barnwell to continue to attract, retain, reward and motivate its highly-qualified executives.  This flexibility may include amending or modifying the design elements of our historical compensation programs to the extent those design elements were principally adopted in an effort to comply with Section 162(m).

The 2021 Maximum Bonus Amount for each participant shall in no case exceed 150% of such participant’s base salary as of January 2021.  Additionally, a decrease in earnings before income taxes or market capitalization will not decrease the amounts of the other respective components of the 2021 Maximum Bonus Amount.  The Committee, in its sole discretion, reserves the right to eliminate or reduce the 2021 Maximum Bonus Amount payable to the CEO pursuant to the bonus formula described above and in addition or alternatively to grant ordinary bonuses.

The Compensation Committee determined that, pursuant to the adopted performance measures and targeted goals, the 2021 Maximum Bonus Amount which could have been payable to our CEO as calculated under the Plan was $367,500.  The Compensation Committee reviewed the performance of our CEO during fiscal 2021, analyzed the Company’s results for the year, reviewed the overall performance of management for the fiscal year, reviewed with management various factors the Committee takes into account in setting compensation, including individual and corporate, financial and non-financial performance, the creation of value for our stockholders, the long-term commitment and contributions of management to the Company and certain events in the Company’s oil and gas division.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)	Non-Equity Incentive Plan Compen-sation ($)	All Other Compensation ($)	Total ($)
Alexander C. Kinzler Chief Executive Officer, President and General Counsel	2021 2020	210,000 210,000	- -	151,080 -	60,000 -	32,811[2] 28,601	488,891 238,601
Russell M. Gifford Executive Vice President, Chief Financial Officer, Treasurer and Secretary	2021 2020	210,000 210,000	60,000 -	161,765 -	- -	- -	466,765 210,000

With respect to the option awards granted to each Named Executive Officer in fiscal 2021, each award was granted on February 9, 2021 and relates to 60,000 shares of Common Stock. The exercise price of the option award granted to Alexander C. Kinzler is $3.66 per share and to Russell M. Gifford is $3.33 per share.  In addition, with respect to each award, 33 1/3% shall become vested and exercisable on each of the first three anniversaries of the grant date subject to the applicable optionee’s continued service with the Company or an affiliate on each applicable vesting date, or upon termination of the option as described in the option or as otherwise set forth in the 2018 Equity Incentive Plan.  Under the terms of each option award, the exercise price could be adjusted downward as a result of certain corporate actions in accordance with the 2018 Equity Incentive Plan.

Outstanding Equity Awards At Fiscal Year-End 2021

The following Outstanding Equity Awards At Fiscal Year-End 2021 table sets forth grants of stock options and grants of unvested stock awards outstanding on the last day of the fiscal year ended September 30, 2021 to each Named Executive Officer.

2 This amount represents perquisites received with respect to: (1) medical insurance, (2) vehicle expense  (including depreciation on a straight-line basis with a 7-year life) and (3) directors’ fees.

No Named Executive Officer held unvested stock awards at fiscal year end 2021. As a result, the relevant columns have been omitted.

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Alexander C. Kinzler	0	60,000 shares of Common Stock[3]	3.66	02/2026
Russell M. Gifford	0	60,000 shares of Common Stock[3]	3.33	05/2031

The Company maintains a defined benefit pension plan (“Pension Plan”) for its eligible employees to provide annual benefits payable on retirement. Eligibility is based upon attainment of age 21 and completion of one year of service. Benefits are calculated under a formula based upon years of service and the participant’s highest average annual compensation over 60 consecutive months of service.  Since December 31, 2019, all future benefit accruals for all participants under the Pension Plan have been frozen.  Consequently, current participants in the Pension Plan no longer accrue new benefits under the Pension Plan and new employees of the Company are no longer eligible to enter the Pension Plan as participants.  Mr. Kinzler and Mr. Gifford are participants in the Pension Plan.

The Company also has a Supplemental Executive Retirement Plan (“SERP”)  in order to provide an additional incentive to the Company’s executive officers to remain with the Company.  Since December 31, 2019, all future benefit accruals for all participants under the SERP have been frozen.  Consequently, current participants in the SERP no longer accrue new benefits under the SERP and new employees of the Company are no longer eligible to enter the SERP as participants.  Mr. Kinzler and Mr. Gifford are participants in the SERP.

The Company also had maintained a Postretirement Medical Insurance Benefit Plan as an additional incentive to the Company’s senior officers in the U.S. to remain with the Company.  During fiscal 2021, the Postretirement Medical Insurance Benefit Plan was terminated.

DIRECTOR COMPENSATION

The Company’s program of director compensation is intended to fairly pay directors for work required for a company of our size and scope. Directors who are not officers of the Company currently receive an annual fee of $36,000 and are reimbursed for expenses incurred in connection with meeting attendance.  The Chairmen of the Compensation Committee, Nominating Committee and the Reserves Committee currently receive an additional $12,000 annual fee and the Chairman of the Audit Committee currently receives an additional $18,000 annual fee.  The Chairman and Vice-Chairman of the Board of Directors currently receive an additional $36,000 annual fee.  During fiscal year 2021, the Board appointed a Special Committee of the Board, comprised solely of independent directors, to discuss, review and make recommendations to the Board with respect to a cooperation and support agreement between the Company and the following stockholders:  MRMP-Managers LLC, the Ned L. Sherwood Revocable Trust, Bradley M. Tirpak and Ned L. Sherwood.  The Special Committee members are:  Mr. O’Malley, Chairman, and Messrs. Grossman and McPherson.  Mr. McPherson replaced Mr. Inglima as a member of the Special Committee after Mr. Inglima’s resignation as a director.  During fiscal year 2021, in connection with their service on the Special Committee, Messrs. O’Malley, Grossman and Inglima each received a fee of $7,500 and Mr. McPherson received a fee of $5,000.  Currently, it is expected that each member of the Special Committee will receive a fee of $7,500 in fiscal year 2022.

3 Subject to the conditions set forth in the option, 33 1/3% of the option shall become vested and exercisable on each of the first 3 anniversaries of the grant date of February 9, 2021.

Director Compensation

The following Director Compensation table sets forth information with regard to the nominees to the Board of Directors (other than any officer of the Company) as listed in the table under “Proposal No. 1”, above, and certain other persons who served as directors during fiscal year 2021, with regard to compensation paid to them during the fiscal year ended September 30, 2021.

No named director was granted a stock award in fiscal year 2021, nor earned any non-equity incentive plan compensation or nonqualified deferred compensation earnings in fiscal year 2021. As a result, the relevant columns have been omitted.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Total ($)
Kenneth S. Grossman	66,875	161,765	228,640
Robert J. Inglima, Jr.[4]	44,063	*[5]	44,063
Philip J. McPherson	41,583	134,804	176,387
Colin R. O’Farrell[6]	10,000	-	10,000
Francis J. Kelly[7]	N/A	N/A	N/A
Peter J. O’Malley	41,583	134,804	176,387
Bradley M. Tirpak	24,375	134,804	159,179
Douglas N. Woodrum	26,250	134,804	161,054

Subsequent to the end of fiscal year 2021, Messrs. Grossman, O’Malley and McPherson were appointed as additional trustees of the Pension Plan, and each of them will receive annual compensation in the amount of $15,000, from the Company (not out of Pension Plan assets), for his services rendered as a trustee of the Pension Plan.

4 Mr. Inglima was a director until June 30, 2021.
5 Mr. Inglima received a grant of options that expired in September 2021.
6 Mr. O’Farrell was appointed to the Board of Directors on July 12, 2021 but is not being re-nominated.
7 Mr. Kelly is a director nominee.

AUDIT COMMITTEE

The members of the Audit Committee are Mr. McPherson, Chairman, and Messrs. Grossman, O’Malley and Woodrum.  All of the members of the Audit Committee are independent (as independence is defined in Section 803(A) of the NYSE American listing standards).  The Board of Directors has determined that the Audit Committee has an audit committee financial expert, Mr. McPherson, who is a financial expert based on his degree in finance and experience as Chief Financial Officer of a public company.  Mr. McPherson, while not a CPA, has in-depth financial and accounting expertise and has been determined by the Board of Directors to qualify as an Audit Committee financial expert.  The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is available on our website.  The Audit Committee reviews the services of the independent accountants employed by the Company to audit the consolidated financial statements of the Company. The Audit Committee periodically reviews major issues regarding accounting and auditing principles and practices, the adequacy of internal controls that could affect the consolidated financial statements as well as all related party transactions and potential conflicts of interest.  During the fiscal year ended September 30, 2021, the Audit Committee held 4 meetings.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the audited consolidated financial statements with management, and the Audit Committee has discussed with Weaver and Tidwell, L.L.P., the independent registered public accounting firm, the matters required to be discussed by PCAOB Auditing Standard No. 16, “Communications with Audit Committee; Related Amendments to PCAOB Standards; and Transitional Amendments to PCAOB AU Section 380.”, as such may be modified or supplemented.  Weaver and Tidwell, L.L.P. has provided to the Company the written disclosures and the letter required by applicable PCAOB requirements regarding their communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Weaver and Tidwell, L.L.P. its independence.  Based upon its discussions with management and with Weaver and Tidwell, L.L.P., the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2021.

Audit Fees

The aggregate fees billed to the Company by Weaver and Tidwell, L.L.P., the Company’s independent registered public accounting firm since July 8, 2020, and KPMG LLP, the Company’s independent registered public accounting firm until July 8, 2020, for professional services rendered in connection with the audit of the annual financial statements included in the Company’s Annual Report on Form 10-K, review of financial statements included in the Company’s Quarterly Reports on Form 10-Q and services to the Company in connection with statutory or regulatory filings or engagements for the fiscal year ended September 30, 2021 totaled $303,051 and $61,200, respectively.  Such amounts also included fees for comfort letters, consents, and assistance with and review of documents filed with the Securities and Exchange Commission. For the comparable services provided for the fiscal year ended September 30, 2020, KPMG LLP, the Company’s independent registered public accounting firm until July 8, 2020, and Weaver and Tidwell, L.L.P., the Company’s independent registered public accounting firm from July 8, 2020, in each case for professional services rendered in connection with the review of financial statements included in the Company’s Quarterly Reports on Form 10-Q and services to the Company in connection with statutory or regulatory filings or engagements for the fiscal year ended September 30, 2020, together billed the Company a total of $180,000.

Audit-Related Fees

For the fiscal years ended September 30, 2021 and September 30, 2020, the Company did not incur and Weaver and Tidwell, L.L.P., the Company’s independent registered public accounting firm since July 8, 2020, and KPMG LLP, the Company’s independent registered public accounting firm until July 8, 2020, respectively, did not bill the Company for assurance and related services that are not reasonably related to the performance of the audit or review of the Company’s financial statements and classified above with audit fees.

Tax Fees

For the fiscal years ended September 30, 2021 and September 30, 2020, the Company did not incur and Weaver and Tidwell, L.L.P., the Company’s independent registered public accounting firm since July 8, 2020, did not bill the Company for tax compliance, tax advice and tax planning. For the fiscal year ended September 30, 2020, such fees incurred and billed by KPMG LLP, the Company’s independent registered public accounting firm until July 8, 2020, totaled $8,700.

All Other Fees

For the fiscal years ended September 30, 2021 and September 30, 2020, the Company did not incur and Weaver and Tidwell, L.L.P., the Company’s independent registered public accounting firm since July 8, 2020, and KPMG LLP, the Company’s independent registered public accounting firm until July 8, 2020, respectively, did not bill the Company for any fees other than Audit Fees and Tax Fees.

Pre-approval Policies and Procedures

The Audit Committee pre-approves all services provided to the Company by the independent registered public accounting firm through the following policies and procedures:  (1) the Audit Committee reviews with the Company’s independent registered public accounting firm its audit plan and report thereon, including estimated Audit Fees, Audit-Related Fees, Tax Fees and Other Fees; (2) upon review of such audit plan and estimated fees, the Audit Committee may pre-approve the provision of such products and services and the payment therefor; and (3) at subsequent meetings of the Audit Committee, the Audit Committee reviews the status of the provision of all products and services from the Company’s independent registered public accounting firm to the Company and payment therefor, and may pre-approve the provision of additional products and services as necessary.

Audit Committee of the Board of Directors

Philip J. McPherson, Chairman
Kenneth S. Grossman
Peter J. O’Malley
Douglas N. Woodrum

EXECUTIVE COMMITTEE

There are presently no members appointed to the Executive Committee.  The Executive Committee has and may exercise all the powers of the Board of Directors when the Board is not in session, subject to certain limitations in the Company’s Bylaws.  During the fiscal year ended September 30, 2021, the Executive Committee held no meetings.

NOMINATING COMMITTEE

The members of the Nominating Committee are Mr. O’Malley, Chairman, and Messrs. Grossman and McPherson.  During the fiscal year ended September 30, 2021, the Nominating Committee held one meeting.

RESERVES COMMITTEE

The members of the Reserves Committee are Mr. O’Farrell, Chairman, and Messrs. McPherson and O’Malley.  During the fiscal year ended September 30, 2021, the Reserves Committee held one meeting.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Below are the transactions that occurred during fiscal years 2020 and 2021 in which, to our knowledge, the Company was or is a party, in which the amount involved exceeded the disclosure thresholds set forth in the applicable SEC rules and regulations, and in which any director, director nominee, executive officer, person known by us to be a holder of more than 5% of our Common Stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

On June 10, 2018, Mr. Morton H. Kinzler, a director of the Company, passed away.  The Estate of Morton H. Kinzler held 1,151,882 shares of common stock. Such shares were distributed by the Estate in March 2020. Mr. A. Kinzler received 575,941 of such shares. Ms. Cynthia M. White received 575,941 of such shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of March 1, 2022, with respect to the beneficial ownership of the Common Stock, the sole voting security of the Company, by (i) each person known to the Company who beneficially owns more than 5% of the Common Stock, (ii) each director and nominee of the Company, (iii) the Named Executive Officers, and (iv) all directors and executive officers of the Company as a group.

Name and Address of Beneficial Owner		Amount and Nature of Beneficial Ownership[1]	Percent Of Class

Joseph E. Magaro	401 Riversville Road Greenwich, Connecticut	1,178,060	12.5%
Ned L. Sherwood	4731 North Highway A1A Suite 213 Vero Beach, Florida	1,820,604[2]	19.3%
Renaissance Technologies LLC	800 Third Avenue New York, New York 10022	554,336[3]	5.9%
Cynthia M. White	c/o Jason Locke, CPA Wolf & Company Suite 203, 10190 152A Street Surrey, British Columbia V3R 1J7	525,941	5.6%
Alexander C. Kinzler	1100 Alakea Street, Suite 500 Honolulu, Hawaii	947,0004[4]	9.9%
Russell M. Gifford	1100 Alakea Street, Suite 500 Honolulu, Hawaii	120,000[4]	1.3%

1     A person is deemed to be the beneficial owner of securities that such person can acquire as of and within the 60 days following the date of this table upon the exercise of options.  Each beneficial owner’s percentage of ownership is determined by assuming that options or conversion   rights that are held by such person (but not those held by any other person) and which are exercisable as of and within 60 days following the date of this table have been exercised.  For purposes of the footnotes that follow, “currently exercisable” means options that are exercisable as of and within 60 days following the date of this table.  Except as indicated in the footnotes that follow, shares listed in the table are held with sole voting and investment power.
2     Represents shares held as of December 23, 2021 as reported on Form 4 filed by Ned L. Sherwood.  According to such filing, Mr. Sherwood may be deemed to beneficially own 1,820,604 shares of Common Stock of the Company, which includes (i) 1,582,566 shares of Common Stock of the Company held by MRMP Managers LLC, of which Mr. Sherwood is the chief investment officer, and (ii) 238,038 shares of Common Stock of the Company held by Ned L. Sherwood Revocable Trust, of which Mr. Sherwood is the beneficiary and trustee.
3     Represents shares held as of January 6, 2022 as reported on Schedule 13G filed by Renaissance Technologies LLC.
4     Includes shares underlying options that are exercisable:  (i) 20,000, for Mr. Kinzler; 20,000, for Mr. Gifford; 20,000, for Mr. Grossman; 16,666 for Mr. McPherson; 16,666, for Mr. O’Malley; 16,666, for Mr. Tirpak; 16,666, for Mr. Woodrum.

Name and Address of Beneficial Owner		Amount and Nature of Beneficial Ownership[1]	Percent Of Class
Kenneth S. Grossman	1100 Alakea Street, Suite 500 Honolulu, Hawaii	45,000[4]	*
Francis J. Kelly	1100 Alakea Street, Suite 500 Honolulu, Hawaii	0	0%
Philip J. McPherson	1100 Alakea Street, Suite 500 Honolulu, Hawaii	16,666[4]	*
Colin R. O’Farrell	1100 Alakea Street, Suite 500 Honolulu, Hawaii	9,260	*
Peter J. O’Malley	1100 Alakea Street, Suite 500 Honolulu, Hawaii	28,806[4]	*
Bradley M. Tirpak	1100 Alakea Street, Suite 500 Honolulu, Hawaii	50,793[4]	*
Douglas N. Woodrum	1100 Alakea Street, Suite 500 Honolulu, Hawaii	16,666[4]	*
All directors and executive officers as a group (8 persons)		1,234,191	12.9%

PROPOSAL NO. 2
APPROVAL OF AMENDMENTS TO THE 2018 EQUITY INCENTIVE PLAN

We are requesting that the stockholders vote in favor of approving amendments (the “2018 Equity Plan Amendments”) to the Company’s 2018 Equity Incentive Plan (the “2018 Plan”), which was originally adopted on December 8, 2017.

We are recommending that stockholders approve the amendments of the 2018 Plan to increase the number of shares available under the 2018 Plan from 800,000 to 1,600,000 because we believe that the expansion of the 2018 Plan will be essential to our continued success by allowing the Company to provide incentives to attract and retain key employees, non-employee directors, and consultants and align their interests with those of our stockholders. Our Board believes that our success depends, in large part, on our ability to maintain a competitive position by attracting, retaining and motivating key employees with experience and ability. We believe that our stock-based compensation programs are central to this objective.

Stockholders are being asked to approve the amendments to the 2018 Plan to, among other things, authorize the issuance of an additional 800,000 shares of our common stock pursuant to awards under the 2018 Plan and to increase the maximum number stock options that qualify for treatment as incentive stock options for purposes of Section 422 of the Internal Revenue Code from 800,000 to 1,600,000.

If stockholders approve this Proposal No. 2, subject to adjustment in the event of stock splits and other events, awards may be made under the 2018 Plan for up to the sum of 1,600,000 shares of common stock. As such, the maximum number of shares of common stock that may be covered by options that are designated as “incentive stock options” within the meaning of section 422 of the Code will be increased from 800,000 to 1,600,000 shares of common stock.

We believe that our stock-based compensation programs have been integral to our success in the past and will be important to our ability to succeed in the future. If Proposal No. 2 approving the amendments of the 2018 Plan is not approved by our stockholders, we will be limited to making long-term equity incentive awards out of the 185,000 shares currently available under the 2018 Plan. Therefore, we consider approval of the amendments to the 2018 Plan vital to our future success.

General

On March 1, 2022, upon the recommendation of the Compensation Committee, and subject to stockholder approval, the Board adopted the amendments to the 2018 Plan. The purpose of the 2018 Equity Plan Amendments is to:

(i)	increase the total number of shares of stock authorized for awards granted under the 2018 Plan from 800,000 to 1,600,000,
(ii)	increase the maximum number of shares of stock which may be the subject to incentive stock options from 800,000 to 1,600,000,
(iii)	extend the termination date of the 2018 Plan to December 31, 2031,
(iv)
remove certain “liberal” provisions in the definition of change in control, which means that a change in control must actually occur in order for the change-in-control provisions in the 2018 Plan to be triggered,

(v)
modify the 2018 Plan so that it does not permit the “repricing” of stock options or the purchase by the Company of underwater options or stock appreciation rights, in each case, without stockholder approval, and

(vi)	certain other immaterial changes.

The Board believes that the 2018 Equity Plan Amendments (a) will continue to provide the Company with significant means to attract and retain talented personnel, (b) will result in saving cash, which otherwise would be required to maintain current employees and adequately attract and reward personnel and others who perform services for the Company, and (c) consequently, will prove beneficial to the Company’s continued ability to be competitive

If approved by the Company’s stockholders at the Annual Meeting, the 2018 Equity Plan Amendments will become effective.

A summary of the material terms of the 2018 Plan, as amended, is provided below, and the complete text of the 2018 Plan, as amended, is attached as Appendix A to this proxy statement. The following summary of the 2018 Plan does not purport to be complete and is qualified in its entirety by reference to the terms of the 2018 Plan document.

Summary of the 2018 Equity Plan as Amended

Awards

The 2018 Plan provides for the grant of any or all of the following types of awards (collectively, "Awards"): (a) stock options, (b) restricted stock, (c) restricted stock units, (d) stock appreciation rights, (e) performance awards (including performance units, qualified and non-qualified performance based awards) and (f) stock grants. Awards may be granted singly, in combination, or in tandem, as determined by Committee (as defined below). Subject to anti-dilution adjustments as provided in the 2018 Plan, (i) the 2018 Plan provides for a total of 1,600,000 shares to be available for distribution pursuant to the 2018 Plan and (ii) the maximum number of shares that may be granted or transferred to any participant under the 2018 Plan during any calendar year or part thereof shall not exceed (1) 120,000 shares, with respect to Options that are intended to be Incentive Stock Options, (2) 120,000 shares with respect to Options (other than Incentive Stock Options) and Stock Appreciation Rights, (3) 60,000 shares with respect to Restricted Stock and Restricted Stock Units and (4) 60,000 shares with respect other Awards. Subject to antidilution adjustments provided in the 2018 Plan, the maximum number of shares with respect to which Incentive Stock Options may be granted under the 2018 Plan shall be 1,600,000 shares. Notwithstanding the foregoing, for a non-employee director who is receiving a Stock Grant in lieu of fees, the maximum number of shares of stock that such director may receive with respect to such Stock Grant shall be equal to the greater of the individual limit for Stock Grants set forth in the plan or the dollar value of such director's director fees (including any additional fees for committee or similar work) for a year. If any outstanding Award is canceled, forfeited, delivered to the Company as payment for the exercise price or surrendered to the Company for tax withholding purposes, shares of common stock of the Company allocable to such Award may again be available for Awards under the 2018 Plan.

Administration

The 2018 Plan is administered by the Compensation Committee (the "Committee") consisting of two or more members of the Board appointed by the Board. The Committee will determine, among other things, the persons to whom Awards will be granted, the type of Awards to be granted, the number of shares of the Company subject to each Award and the share price. The Committee will also determine the term of each Award, the restrictions or limitations thereon, and the manner in which each such Award may be exercised or, if applicable, the extent and circumstances under which ordinary shares and other amounts payable with respect to an Award will be deferred. The Committee may delegate some of the functions referred to above. No Award shall be granted pursuant to the 2018 Plan on or after December 31, 2031.

Eligibility and Participation

Officers, directors, service providers and other employees of the Company or any subsidiary are eligible to be granted Awards under the 2018 Plan. Eligibility under the 2018 Plan shall be determined by the Committee.

A participant's right, if any, to continue to serve the Company as a director, executive officer, other employee or service provider, or otherwise, will not be enlarged or otherwise affected by his or her designation as a participant under the 2018 Plan. Participants may receive one or more Awards under the 2018 Plan.

Forms of Awards

Stock Options. The 2018 Plan provides for the grant of Incentive Stock Options and Non-Qualified Stock Options, subject to such terms and conditions as determined by the Committee. Incentive Stock Options granted pursuant to the 2018 Plan are nontransferable by the optionee during their lifetime. Incentive Stock Options granted pursuant to the 2018 Plan will expire if not exercised within 10 years of the grant (five years in the case of Incentive Stock Options granted to an eligible employee owning stock possessing more than 10% of the total combined voting power of all shares of the Company or a parent or subsidiary of the Company immediately before the grant ("10% Stockholder"). Options may be granted to optionees in such amounts and at such prices as may be determined, from time to time, by the Committee. The exercise price of an Incentive Stock Option will not be less than the fair market value of the shares underlying the option on the date the option is granted, provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Stockholder may not be less than 110% of such fair market value. The exercise price of a Non-Qualified Stock Option shall, to the extent that compliance with Section 409A of the Internal Revenue Code (the “Code) is intended, not be less than such fair market value on the date of grant.

No shares of common stock of the Company may be issued upon the exercise of any option granted under the 2018 Plan until the full option price has been paid by the optionee and applicable withholding requirements have been satisfied. The Committee may grant individual options under the 2018 Plan with more stringent provisions than those specified in the 2018 Plan.

Options become exercisable in such amounts, at such intervals and upon such terms and conditions as the Committee provides.

Stock Appreciation Rights. Stock Appreciation Rights are an award entitling the grantee, upon exercise, to receive an amount of our common stock determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of the Company common stock over the exercise price of the Stock Appreciation Right. The exercise price of a Stock Appreciation Right will be determined by the Committee at the time of grant and is not to be less than the fair market value of the shares of the Company common stock on the date of grant.

Restricted Stock Awards. Under the 2018 Plan, the Committee may grant shares of restricted common stock of the Company. Restricted Stock Awards give the recipient the right to receive a specified number of shares of common stock of the Company, subject to such terms, conditions, restrictions and conditions of forfeiture as the Committee deems appropriate. Restrictions may include limitations on the right to transfer the stock until the expiration of a specified period of time and forfeiture of the stock upon the occurrence of certain events such as the termination of employment prior to expiration of a specified period of time.

Restricted Stock Units. Restricted Stock Units are similar to restricted stock except that the award takes the form of phantom units equal to the value of shares of the Company common stock instead of shares of the Company common stock. A Restricted Stock Unit award is the grant by the Committee of an unfunded, unsecured right to receive payment or common stock from the Company, upon the expiration of a vesting period or such other time periods as set forth in the award agreement, in an amount equal to the fair market value of a share of the Company common stock on such date.

Performance-Based Awards, Performance Units and Performance Goals. Certain Awards made under the 2018 Plan may be granted subject to performance conditions, (these Awards are referred to as "Performance-Based Awards").

Under the 2018 Plan, the Committee may use the following performance measures (either individually or in any combination) to set performance targets with respect to Awards intended to qualify as Performance-Based Awards: (i) cash flow (before or after dividends), (ii) earnings per share (diluted or basic), (iii) earnings (which may include earnings before interest, taxes, depreciation and amortization; earnings before interest and taxes; earnings before taxes; and net earnings, and may be determined in accordance with U.S. Generally Accepted Accounting Principles ("GAAP") or adjusted to exclude any or all non-GAAP items), (iv) stock price, (v) return on equity, (vi) stockholder return or total stockholder return, (vii) return on capital (including, without limitation, return on total capital or return on invested capital), (viii) return on investment, (ix) return on assets or net assets, (x) market capitalization, (xi) economic value added, (xiii) debt leverage (debt to capital), (xiv) revenue, (xv) sales or net sales, (xvi) backlog, (xvii) income, pre-tax income or net income, (xviii) operating income or pre-tax profit, (xx) operating profit, net operating profit or economic profit, (xxi) gross margin, operating margin or profit margin, (xxii) return on operating revenue or return on operating assets, (xxiii) cash from operations, (xxiv) operating ratio, (xxv) operating revenue, (xxvi) recurring revenues, (xxviii) services or license revenues (xxviii) market share or market share improvement, (xxix) general and administrative expenses, (xxx) operating expenses, (xxxi) customer service, (xxxii)stock price, (xxxiii) return on equity or average stockholders' equity, (xxxiv) total stockholder return, (xxxv) growth in stockholder value relative to the moving average of the S&P 500 Index, another index or that of a peer group of companies, (xxxvi)controllable operating profit, (xxxvii) cash conversion cycle, (xxxviii) contract awards or backlog; overhead or other expense reduction, (xxxviii) credit rating, (xxxix) strategic plan development and implementation, (xl) succession plan development and implementation, (xli) improvement in workforce diversity, (xlii) customer indicators; (xlii) improvements in productivity, (xliii) attainment of objective operating goals, (xliv) employee metrics or (xlv) growth in any of the foregoing measures.

Stock Grants. The Committee may grant awards of stock in recognition of significant prior or expected contributions to the success of the Company or its affiliates, as an inducement to employment, in lieu of compensation otherwise due, in lieu of directors fees and any other time the Committee deems appropriate. Stock grants are made without forfeiture conditions of any kind.   It is currently anticipated that non-employee directors may receive some or all of their fees in the form of Stock grants.

Effect of a Change of Control; Acquisition

The Committee may, at the time of the grant of an Award and as set forth in an Award Agreement, provide for the effect of a "Change in Control" on an Award. Such provisions may include any one or more of the following: (i) the acceleration or extension of time periods for purposes of exercising, vesting in, or realizing gain from any Award, (ii) the elimination or modification of performance or other conditions related to the payment or other rights under an Award, (iii) provision for the cash settlement of an Award for an equivalent cash value, as determined by the Committee, or (iv) such other modification or adjustment to an Award as the Committee deems appropriate to maintain and protect the rights and interests of Participants upon or following a Change in Control.

If not otherwise provided in an Award Agreement, upon the occurrence of a Change of Control: (i) any and all Options and Stock Appreciation Rights not already exercisable in full shall Accelerate with respect to one hundred percent (100)% of the shares for which such Options or Stock Appreciation Rights are not then exercisable; (ii) any risk of forfeiture applicable to Restricted Stock and Restricted Stock Units which is not based on achievement of Performance Goals shall lapse with respect to one hundred percent (100%) of the Restricted Stock and Restricted Stock Units still subject to such risk of forfeiture immediately prior to the Change of Control; and (iii) all outstanding Awards of Restricted Stock and Restricted Stock Units conditioned on the achievement of Performance Goals or other business objectives and the target payout opportunities attainable under outstanding Performance Units shall be deemed to have been satisfied as of the effective date of the Change of Control as to a pro rata number of shares based on the assumed achievement of all relevant Performance Goals or other business objectives and the length of time within the Performance Period which has elapsed prior to the Change of Control. All such Awards of Performance Units and Restricted Stock Units shall be paid to the extent earned to Participants in accordance with their terms within thirty (30) days following the effective date of the Change of Control.

The 2018 Plan provides that the foregoing provisions shall not apply, (i) in the case of a Qualified Performance-Based Award specifically designated as such by the Committee at the time of grant (except to the extent allowed by Section 162(m) of the Code) if such treatment would cause it to fail to qualify as Qualified Performance-Based Award under Section 162(m) of the Code, (ii) in the case of any Award pursuant to an Award Agreement requiring other or additional terms upon a Change of Control (or similar event), or (iii) if specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges.

In addition, subject to any provisions of then outstanding Awards granting greater rights to the holders thereof, in the event of an Acquisition, any then outstanding Awards shall Accelerate to the extent not assumed or replaced by comparable Awards referencing shares of the capital stock of the successor or acquiring entity or parent thereof, and thereafter (or after a reasonable period following the Acquisition, as determined by the Committee) terminate. As to any one or more outstanding Awards which are not otherwise Accelerated in full by reason of such Acquisition, the Committee may also, either in advance of an Acquisition or at the time thereof and upon such terms as it may deem appropriate, provide for the Acceleration of such outstanding Awards in the event that the employment of the Participants should subsequently terminate following the Acquisition. Each outstanding Award that is assumed in connection with an Acquisition, or is otherwise to continue in effect subsequent to the Acquisition, will be appropriately adjusted, immediately after the Acquisition, as to the number and class of securities and other relevant terms

Term and Amendment

No Award will be granted after December 31, 2031.  The Board of Directors of the Company may at any time, and from time to time, amend any of the provisions of the 2018 Plan, and may at any time suspend or terminate the 2018 Plan; provided, however, that no such amendment shall be effective unless and until it has been duly approved by the holders of the outstanding shares of common stock of the Company if the failure to obtain such approval would adversely affect the compliance of the 2018 Plan with the requirements of applicable law or listing standards of the applicable exchange. The Board of Directors of the Company or the Committee, as the case may be, may amend the terms of any award granted under the 2018 Plan.

No amendment or modification of the 2018 Plan by the Board, or of an outstanding Award by the Committee, shall materially impair the rights of the recipient of any Award outstanding on the date of such amendment or modification or such Award, as the case may be, without the participant's consent; provided, however, that no such consent shall be required if (i) the Board or Committee, as the case may be, determines in its sole discretion and prior to the date of any Change of Control that such amendment or alteration either is required or advisable in order for the Company, the 2018 Plan or the Award to satisfy any law or regulation, including without limitation the provisions of Section 409A of the Code or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard, or (ii) the Board or Committee, as the case may be, determines in its sole discretion that such amendment or alteration is not reasonably likely to significantly diminish the benefits provided under the Award, or that any such diminution has been adequately compensated.

Summary of U.S. Federal Income Tax Consequences

The following information is not intended to be a complete discussion of the federal income tax consequences of participation in the 2018 Plan and is qualified in its entirety by references to the Code and the regulations adopted under the Code. The provisions of the Code described in this section include current tax law only and do not reflect any proposals to revise current tax law. The federal income tax consequences applicable to officers, directors, and other persons who are subject to potential liability under Section 16(b) of the Exchange Act may be different than the federal income tax consequences applicable to persons who are not subject to Section 16(b). The federal income tax consequences applicable to all persons, whether or not subject to Section 16(b), are described below. This summary omits the tax laws of any municipality, state or foreign country in which a participant resides.

Incentive Stock Options. Generally, under the Code, an optionee will not realize taxable income by reason of the grant or exercise of an Incentive Stock Option granted pursuant to the 2018 Plan (see, however, discussion of alternative minimum tax below). If an optionee exercises an Incentive Stock Option and does not dispose of the shares until the later of (i) two years from the date the option was granted and (ii) one year from the date of exercise, the entire gain, if any, realized upon disposition of such shares will be taxable to the optionee as long-term capital gain, and the Company will not be entitled to any deduction. If an optionee disposes of the shares within the period of two years from the date of grant or one year from the date of exercise (referred to as a "disqualifying disposition"), the optionee generally will realize ordinary income in the year of disposition and the Company will receive a corresponding deduction in an amount equal to the excess of (i) the lesser of (a) the amount, if any, realized on the disposition and (b) the fair market value of the shares on the date the option was exercised over (ii) the option price. Any additional gain realized on the disposition will be short-term or long-term capital gain and any loss will be long-term or short-term capital loss. The optionee will be considered to have disposed of a share if he or she sells, exchanges, makes a gift of or transfers legal title to the share (except transfers, among others, by pledge, on death or to a spouse). If the disposition is by sale or exchange, the optionee's tax basis will equal the amount paid for the shares plus any ordinary income realized as a result of the disqualifying disposition.

The exercise of an Incentive Stock Option may subject the optionee to the so-called "alternative minimum tax" (referred to as "AMT"). The amount by which the fair market value of the shares purchased at the time of the exercise exceeds the option exercise price is an adjustment for purposes of computing the AMT. In the event of a disqualifying disposition of the shares in the same taxable year as exercise of the Incentive Stock Option, no adjustment is then required for purposes of the AMT, but regular income tax, as described above, may result from such disqualifying disposition.

An optionee who surrenders shares as payment of the exercise price of his or her Incentive Stock Option generally will not recognize gain or loss on his or her surrender of such shares. The surrender of shares previously acquired upon exercise of an Incentive Stock Option in payment of the exercise price of another Incentive Stock Option, is, however, a "disposition" of such stock. If the Incentive Stock Option holding period requirements described above have not been satisfied with respect to such stock, such disposition will be a disqualifying disposition that may cause the optionee to recognize ordinary income as discussed above.

Under the Code, all of the shares received by an optionee upon exercise of an Incentive Stock Option by surrendering shares will be subject to the Incentive Stock Option holding period requirements. Of those shares, a number of shares (referred to as the "Exchange Shares") equal to the number of shares surrendered by the optionee will have the same tax basis for capital gains purposes (increased by any ordinary income recognized as a result of a disqualifying disposition of the surrendered shares if they were Incentive Stock Option shares) and the same capital gains holding period as the shares surrendered.

For purposes of determining ordinary income upon a subsequent disqualifying disposition of the Exchange Shares, the amount paid for such shares will be deemed to be the fair market value of the shares surrendered. The balance of the shares received by the optionee will have a tax basis (and a deemed purchase price) of zero and a capital gains holding period beginning on the date of exercise. The Incentive Stock Option holding period for all shares will be the same as if the option had been exercised for cash.

Non-Qualified Stock Options. Generally, there will be no federal income tax consequences to either the optionee or the Company on the grant of Non- Qualified Stock Options pursuant to the 2018 Plan. On the exercise of a Non-Qualified Stock Option, the optionee has taxable ordinary income equal to the excess of the fair market value of the shares acquired on the exercise date over the option price of the shares. the Company will be entitled to a federal income tax deduction (subject to the limitations contained in Code Section 162(m)) in an amount equal to such excess, provided that the Company complies with applicable reporting rules.

Upon the sale of stock acquired by exercise of a Non-Qualified Stock Option, optionees will realize long-term or short-term capital gain or loss depending upon their holding period for such stock.

Stock Awards. The taxability of a Stock Award to a participant is dependent upon the extent to which the award is restricted on the date of grant. If a Stock Award is either transferable or not subject to a substantial risk of forfeiture, a participant will recognize taxable ordinary income on the date of grant. If a Stock Award is both non-transferable and subject to a substantial risk of forfeiture on the date of grant, then unless an election is made as described below, a participant will not recognize taxable ordinary income on the date of grant, but will at such time or times as the Stock Award becomes either transferable or not subject to a substantial risk of forfeiture in an amount equal to the fair market value of such shares at that time. Within thirty days of receipt of a Stock Award that is not transferable and subject to a substantial risk of forfeiture, a participant may file an election with the Internal Revenue Service to include as taxable ordinary income in the year of receipt an amount equal to the fair market value of the shares subject to the award at the time of receipt. In such event, any subsequent appreciation in the value of such shares will not be taxable as compensation to a participant upon the vesting of shares subject to the award. However, if shares subject to the award are forfeited subsequent to such election, a participant will not be entitled to a tax deduction. For purposes of determining the amount of taxable gain or loss upon a subsequent disposition of shares issued pursuant to such an award, the amount recognized as ordinary income to a participant will be treated as the cost basis for such shares. Shares which are held for more than one year after vesting (or in the event of an election as described above, the date of receipt) generally will qualify for long-term capital gain treatment. The Company will be entitled to a deduction in such amount and at such time as ordinary income becomes taxable to the participant.

Restricted Stock Units. A participant will not realize income upon the grant of restricted stock units, but will realize ordinary income, and the Company will be entitled to a corresponding deduction (subject to the limitations of Code Section 162(m)), when the restricted stock units are settled in cash and/or shares of common stock of the Company. The amount of such ordinary income and deduction will be the amount of cash received plus the fair market value of the shares of common stock received on the date of issuance.

Performance Awards. The tax consequences of a performance award depend upon the nature of the underlying award and if and when the performance goals are achieved. If a performance award consists of a promise to deliver common stock at a future date based upon the satisfaction of certain targets, such awards will be subject to federal income taxation as ordinary income based upon the fair market value of the common stock on the date such performance awards are earned by a participant by satisfying the performance targets, provided such awards are not then subject to a substantial risk of forfeiture.

Further, to the extent that compensation provided under the 2018 Plan may be deemed to be contingent upon a change in control, a portion of such compensation may be non-deductible by the Company under Section 280G of the Internal Revenue Code and may be subject to a 20% excise tax imposed on the recipient of the compensation.

Section 409A. Section 409A of the Internal Revenue Code imposes certain restrictions upon the payment of nonqualified deferred compensation. We intend that awards granted under the Plan will be designed and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Internal Revenue Code. However, the Company does not warrant the tax treatment of any award under Section 409A or otherwise.

Registration with the SEC

The Company filed a Registration Statement on Form S-8 relating to the issuance of 800,000 shares under the 2018 Plan with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, after approval of the 2018 Plan by the Company’s stockholders. The Company intends to amend such Registration Statement on Form S-8 to cover the additional 800,000 shares that will become issuable under the 2018 Plan after stockholder approval is obtained.

New Plan Benefits

It is within the discretion of the Committee to determine which employees, non-employee directors and consultants will receive awards and the amount and type of such awards. It is not presently possible to determine the total number of individuals to whom awards will be made in the future under the Plan or the amount of such awards.

In the fiscal year ending September 30, 2020, our Named Executive Officers did not exercise any option awards and they received option awards reflected in the table below:

	Incentive Plan	Options	Grant Price
Alexander C. Kinzler	2018	60,000	$3.66

Russell M. Gifford	2018	60,000	$3.33

Vote Required

The affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the matter is required for approval of the amendments to the 2018 Equity Incentive Plan.

A majority of the members of the Board voted to amend the 2018 Plan and to recommend to the stockholders to vote to approve such amendments.

Our Board of Directors recommends a vote FOR the approval of the
2018 Equity Plan Amendments.

PROPOSAL NO. 3 – AMENDMENT OF BARNWELL’S CERTIFICATE
OF INCORPORATION TO INCREASE THE AMOUNT OF AUTHORIZED SHARES
OF
COMMON STOCK FROM 20,000,000 TO 40,000,000 SHARES

As of the record date, we had a total of 20,000,000 authorized shares of common stock, 9,447,220 issued and outstanding shares of common stock, 10,062,000 outstanding shares of common stock, on a fully diluted basis, taking into account shares issuable upon exercise of outstanding options, and 185,000 shares available under the Company’s available equity incentive plan.

The ability to issue equity is fundamental to our growth strategy:
●	In order to implement our growth strategy, we may need to raise additional financing through the issuance of equity securities.

●
The availability of equity incentive compensation is necessary for the Company to attract, retain and motivate the most high-performing executives and key employees who ultimately drive Company performance. We currently do not have an adequate number of shares available for reservation or issuance for equity compensation grants.

Our Board adopted a resolution seeking authorization of our stockholders to amend our certificate of incorporation (the “Charter”) to increase our number of authorized shares of Common Stock from 20,000,000 to 40,000,000 shares (the “Increase”).

It is proposed that Article Fourth of the Company’s Charter be amended to read in its entirety as follows:

“Section 1. Classes of Stock. The total number of shares which the Corporation is authorized to issue is Forty Million (40,000,000) shares of common stock, par value $0.50 per share (the “Common Stock”).”

To effect the Increase as proposed, we will file an amendment to our Charter, with the Secretary of State of Delaware, substantially in the form as set forth above, providing that our authorized common stock will be 40,000,000 shares.

Assuming approval of the amendments to the 2018 Plan as further described Proposal No. 2, a total of 1,600,000 of the authorized shares would be reserved for issuance under the Company’s 2018 Equity Incentive Plan , The remainder will be available for issuance from time to time to enable us to respond to future business opportunities requiring the issuance of shares, including common stock-based financings, acquisition or strategic joint venture transactions involving the issuance of common stock, and for other general purposes that the Board may deem advisable. We are seeking approval for the amendment at this time because we may evaluate business opportunities that may require prompt action, and the Board believes the delay and expense in seeking approval for additional authorized common stock at a special meeting of stockholders could deprive us of the ability to take advantage of potential opportunities. Without an increase in the number of authorized shares of common stock, the Company may be constrained in its ability to raise capital and may lose important business opportunities, which could adversely affect our financial performance and growth.

The Board does not intend to issue any common stock except on terms that the Board deems to be in the best interests of the Company and its then existing stockholders.

If the stockholders do not approve this Proposal, then the Company will not have needed additional shares available.

Certain Disadvantages of the Increase

If the authorized number of shares of common stock increases from 20,000,000 to 40,000,000 shares as proposed by this Proposal No. 3, the Company will be able to issue more shares of common stock which could result in additional dilution to current stockholders and which could have a negative effect on the market price of our common stock.

Principal Effects of the Increase

The Increase will affect all of our holders of common stock uniformly and will not affect any stockholder’s percentage ownership interests in our Company. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

Anti-Takeover Effects

Release No. 34-15230 of the staff of the Securities Exchange Commission requires disclosure and discussion of the effects of any proposal that may be used as an anti-takeover device. Although not a factor in the decision by our Board to effect the increase of our authorized shares of common stock, one of the effects of having increased additional shares of our authorized common stock available for issuance may be to enable the Board to render more difficult or to discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest, or otherwise, and thereby protect the continuity of then present management. Unless prohibited by the regulations of applicable law or other agreements or restrictions, a sale of shares of common stock by us or other transactions in which the number of our outstanding shares of common stock would be increased could dilute the interest of a party attempting to obtain control of us. The increase in available authorized common stock may make it more difficult for, prevent or deter a third-party from acquiring control of the Company or changing our Board and management, as well as inhibit fluctuations in the market price of our shares that could result from actual or rumored takeover attempts.

The Increase is not being proposed in response to any effort of which we are aware to accumulate shares of common stock or obtain control of the Company. While it is possible that our management could use the Increase to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of stockholders, we do not intend to construct or enable any anti-takeover defense or mechanism on its behalf. We have no intent or plans to employ the Increase as an anti-takeover device and do not have any plans or proposals to adopt any other provisions or enter into other arrangements that may have material anti-takeover consequences.

In addition to the Increase, provisions of our governing documents and applicable provisions of Delaware law may also have anti-takeover effects, making it more difficult for or preventing a third-party from acquiring control of the Company or changing our Board and management. These provisions may also have the effect of deterring hostile takeovers or delaying changes in the Company’s control or in our management.

The Charter and bylaws do not provide for cumulative voting in the election of directors. The combination of the present ownership by a relative few stockholders of a significant portion of the Company’s voting capital stock and lack of cumulative voting makes it more difficult for other stockholders to replace the members of the Board or for another party to obtain control of the Company by replacing our Board.

Potential Consequences if Stockholder Approval is Obtained

The potential future issuances and sales of shares of our common stock would likely have a dilutive effect on a stockholder’s percentage voting power and, consequently, could lead to a decrease in the market price of our common stock.

Vote Required

The affirmative vote of the majority of the outstanding shares of our common stock is required to amend our Charter to effect an increase in its authorized common stock from 20,000,000 to 40,000,000 shares.

A majority of the members of the Board voted to seek the approval of our stockholders to amend the Charter to increase our number of authorized shares of Common Stock from 20,000,000 to 40,000,000.

Our Board of Directors recommends a vote FOR the approval of the Charter Amendment to Increase the Authorized Stock from 20,000,000 to 40,000,000 Shares.

PROPOSAL 4 – AMENDMENT OF THE COMPANY’S CERTIFICATE
OF INCORPORATION TO AUTHORIZE BLANK CHECK
PREFERRED STOCK

Authorization of up to 1,000,000 Shares of Blank-Check Preferred Stock in General

As of the record date, our Charter did not provide for any class of stock other than common stock.  The purpose of this Proposal No. 4 is to approve amendments to our Charter to authorize One Million (1,000,000) shares of blank-check preferred stock in the Charter is for general corporate purposes, including, without limitation, capital raising, merger and acquisition opportunities, the issuance of stock dividends or stock splits, and other general corporate purposes.

The effect of the adoption of Proposal No. 4 would be to grant the Board the authority to issue shares of preferred stock in one or more series, with such rights, preferences and designations, as it deems necessary or advisable without any additional action by the Company’s stockholders, unless otherwise required by law or by the rules and policies of the NYSE American market or any other quotation system or exchange upon which the shares of common stock of the Company are listed and trade. With regard to such proposed blank check preferred stock, the Board’s authority to determine the terms of any such shares of preferred stock would include, but not be limited to (i) the designation of each class or series and the number of shares that will constitute each such class or series; (ii) the dividend rate for each class or series; (iii) the price at which, and the terms and conditions on which, the shares of each class or series may be redeemed, if such shares are redeemable; (iv) the terms and conditions, if any, upon which shares of each class or series may be converted into shares of other classes or series of shares of the Company, or other securities; and (v) the voting rights for each class or series. Shares of preferred stock that are issued by the Company and subsequently redeemed or converted into another security of the Company would be available to be reissued by the Company, and the Board may set the terms of the reissued shares as they deem appropriate, in the same manner, and subject to the same limitations, as the authorized preferred shares permit.

The Board made no decisions or commitments with respect to the use of the requested shares of blank check preferred stock, and it has no plans to commence an offering of any of the Company’s shares related thereto at this time. The Board believes, however, that approval of Proposal No. 4 will provide the flexibility to take advantage of opportunities as they arise.

Our Board adopted a resolution seeking authorization of our stockholders to amend our Charter to authorize up to 1,000,000 shares of blank-check preferred stock (the “Authorization”).

It is proposed that Article Fourth of the Company’s Charter be amended to read in its entirety as follows (assuming approval of both Proposals Nos. 3 and 4):

“Section 1. Classes of Stock. The total number of shares which the Corporation is authorized to issue is Forty One Million (41,000,000) shares, consisting of Forty Million (40,000,000) shares of common stock, par value $0.50 per share (the “Common Stock”), and One Million (1,000,000) shares of preferred stock, par value $0.001 per share (the “Preferred Stock”). The Board of Directors of the Corporation is hereby authorized, at its discretion, by filing one or more certificates pursuant to the Delaware General Corporation Law, to provide for one or more series of Preferred Stock out of the unissued shares of Preferred Stock and, with respect to any series, to issue shares, to fix the number of shares and to change the number of shares constituting any series and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether the dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any series of the Preferred Stock, in each case without any further action or vote by the Corporation’s stockholders.”

If Proposal No. 3 is not approved, the Company will not file any amendments to its Charter with respect to Article Fourth.

To effect the Authorization as proposed, we will file an amendment to our Charter, substantially as set forth above, with the Secretary of State of Delaware providing a 1,000,000 authorized shares of preferred stock with a par value of $0.001 per share, and the Board shall have the ability issue shares of preferred stock in one or more series, with such rights, preferences and designations, as it deems necessary or advisable without any additional action by the Company’s stockholders. We may subsequently abandon the proposed amendment to the Charter to provide for blank-check preferred stock if our Board deems it advisable.

Certain Disadvantages of the Authorization

If Proposal No. 4 is approved, the availability of undesignated blank-check preferred stock may have certain negative effects on the rights of holders of the Common Stock. The actual effect of the issuance of any shares of preferred stock upon the rights of holders of Common Stock cannot be stated until the Board determines the specific rights of the holders of such preferred stock. With regard to any proposed new class of blank-check preferred stock, the Board’s authority to determine the terms of any such shares of preferred stock would include, but not be limited to, (i) the designation of each class or series and the number of shares that will constitute each such class or series; (ii) the dividend rate for each class or series; (iii) the price at which, and the terms and conditions on which, the shares of each class or series may be redeemed, if such shares are redeemable; (iv) the terms and conditions, if any, upon which shares of each class or series may be converted into shares of other classes or series of shares of the Company, or other securities; and (v) the voting rights for each class or series. The proposed amendment will permit the Board, without future stockholder approval, to issue preferred stock with dividend, liquidation, conversion, voting or other rights, which are superior to and could adversely affect the voting power or other rights of the holders of our Common Stock. Specifically, we will be in a position to issue securities which would grant to the holders thereof, preferences or priorities over the holders of Common Stock with respect to, among other things, liquidation, dividends and voting. This could result in holders of Common Stock receiving less in the event of a liquidation, dissolution or other winding up of our company, reduce the amount of funds, if any, available for dividends on Common Stock, and dilute the voting power of the holders of our Common Stock.

Shares of preferred stock that are issued by the Company and subsequently redeemed or converted into another security of the Company would be available to be reissued by the Company and the Board may set the terms of the reissued shares as they deem appropriate, in the same manner, and subject to the same limitations, as the authorized preferred shares permit.

Principal Effects of the Authorization

If our stockholders approve this Proposal 4 authorizing the Authorization, the Authorization would effectively enable the Company to utilize such shares for general corporate purposes, including, without limitation, capital raising, merger and acquisition opportunities, the issuance of stock dividends or stock splits, and other general corporate purposes. The Authorization, in and of itself, will not affect any stockholder’s percentage ownership interests in our Company. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

Anti-Takeover Effects

Release No. 34-15230 of the staff of the SEC requires disclosure and discussion of the effects of any proposal that may be used as an anti-takeover device. The blank-check preferred stock could be used, under certain circumstances, as a method of discouraging, delaying or preventing a change in control of the Company. For example, the Board could designate and issue a series of preferred stock in an amount that sufficiently increases the number of outstanding shares to overcome a vote by the holders of our Common Stock or with rights and preferences that include special voting rights to veto a change in control. The effect of such provisions could delay or frustrate a merger, tender offer or proxy contest, the removal of incumbent directors, or the assumption of control by stockholders. Please note that the creation of the blank-check preferred stock has not been proposed by the Board for an anti-takeover related purpose and the Board has no knowledge of any current efforts to obtain control of the Company or to effect large accumulations of our voting stock.

Our Charter and bylaws do not provide for cumulative voting in the election of directors. The combination of the present ownership by a relative few stockholders of a significant portion of the Company’s voting capital stock and lack of cumulative voting makes it more difficult for other stockholders to replace the members of the Board or for another party to obtain control of the Company by replacing our Board.

Potential Consequences if Stockholder Approval is Obtained

This Proposal would enable the Company to utilize the issuance of blank-check preferred stock shares for general corporate purposes, including, without limitation, capital raising, merger and acquisition opportunities, the issuance of stock dividends or stock splits, and other general corporate purposes. The availability of undesignated blank-check preferred stock may have certain negative effects on the rights of the holders of our Common Stock. The actual effect of the issuance of any shares of blank-check preferred stock upon the rights of holders of Common Stock cannot be stated until the Board determines the specific rights of the holders of such blank-check preferred stock.

Vote Required

The affirmative vote of the majority of the outstanding shares of our common stock is required to effect an amendment to our Charter to provide for blank check preferred in an amount of 1,000,000 shares.

A majority of the members of the Board voted to seek the approval of our stockholders to amend the Charter to authorized blank-check preferred stock up to 1,000,000 shares.

Our Board of Directors recommends a vote FOR the approval of the Charter Amendment to Authorized Blank-Check Preferred Stock up to 1,000,000 Shares.

PROPOSAL NO. 5
RATIFICATION OF THE SELECTION OF THE INDEPENDENT AUDITORS FOR 2021

The Audit Committee has appointed Weaver and Tidwell, L.L.P. to serve as our independent auditors for fiscal year 2022.  Weaver and Tidwell, L.L.P. has served as the Company’s independent auditors since 2020 and is considered by management to be well qualified.  Although stockholder ratification of the Audit Committee’s appointment of Weaver and Tidwell, L.L.P. as our independent auditors is not required, the Board of Directors is submitting the appointment of Weaver and Tidwell, L.L.P. to the stockholders for ratification.  If the stockholders fail to ratify the Audit Committee’s appointment, the Audit Committee will reconsider whether to retain Weaver and Tidwell, L.L.P. as the Company’s independent auditors.  In addition, even if the stockholders ratify the appointment of Weaver and Tidwell, L.L.P., the Audit Committee may in its discretion appoint a different independent accounting firm at any time during the year if the Audit Committee determines that a change is in the best interests of the Company.  We are asking our stockholders to ratify the selection of Weaver and Tidwell, L.L.P. as our independent auditors for fiscal year 2022.

Weaver and Tidwell, L.L.P. expects to have a representative available at the meeting who will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Our Board of Directors unanimously recommends a vote FOR the ratification of the selection of Weaver and Tidwell, L.L.P. as independent auditors for fiscal year 2022.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file certain reports of beneficial ownership with the SEC.  Based solely on the Company’s review of the copies of such forms it has received and written representations from certain reporting persons, the Company believes that all of its officers, directors and greater than 10% beneficial owners, complied with all Section 16(a) filing requirements applicable to them during the Company’s most recently completed fiscal year.

CODE OF ETHICS

The Company has adopted a code of ethics that applies to all of our executive and non-executive employees.  The code of ethics contains certain additional terms applicable to our Chief Executive Officer and Chief Financial Officer.  The Company’s code of ethics may be found on the Company’s website at: www.brninc.com/ethics0304.pdf.

STOCKHOLDER PROPOSALS

If you wish to submit a stockholder proposal to be included in our proxy statement for the 2023 annual meeting of stockholders pursuant to Rule 14a-8 of the Exchange Act, we must receive your written proposal on or before November 21, 2022.  Address the proposal to Barnwell’s Secretary at the address shown on the cover page of this proxy statement.  The proposal must comply with Rule 14a-8, which lists the requirements for the inclusion of stockholder proposals in company-sponsored proxy materials.

If you wish to present a stockholder proposal at the 2023 annual meeting of stockholders that is not the subject of a proposal pursuant to Rule 14a-8 of the Exchange Act, or if you wish to recommend to the Board the nomination of a person for election to the Board, you must follow the procedures outlined in Article I, Section 1.13 of our bylaws.  These procedures include the requirement that your proposal must be delivered to Barnwell’s Secretary at the address shown on the cover page of this proxy statement not later than the close of business on the 90th day or earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting.  If the date of the annual meeting is more than 30 days from such anniversary date, your notice must be delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day we publicly announce the date of the 2022 annual meeting of stockholders.

Stockholders may request a copy of the by-law provisions discussed above by writing to Barnwell’s Secretary at the address shown on the cover page of this proxy statement.  Stockholders are urged to review all applicable rules and consult legal counsel before submitting a nomination or proposal to Barnwell.

The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

GENERAL

No business other than those set forth in Items (1), (2), (3), (4) and (5) of the Notice of Annual Meeting of Stockholders is expected to come before the meeting, but should any other matters requiring a vote of stockholders properly arise, including a question of adjourning the meeting, the persons named in the accompanying Proxy will vote thereon according to their best judgment in the best interests of the Company.

Insofar as any of the information in this Proxy Statement may rest peculiarly within the knowledge of persons other than the Company, the Company has relied upon information furnished by such persons.

Forward-Looking Statements

This Proxy Statement contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act. These forward-looking statements are predictions and generally can be identified by use of statements that include phrases such as “plan,” “expect,” “will,” “should,” “could,” “anticipate,” “intend,” “project,” “estimate,” “guidance,” “possible,” “continue” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to, those described in “Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K for the year ended September 30, 2021 (as amended) and subsequent filings with the SEC. These factors should be considered carefully and readers are cautioned not to place undue reliance on such forward-looking statements. No assurance can be given that the future results covered by the forward-looking statements will be achieved. Except as required by applicable law, all information contained herein is as of the date of this Proxy Statement, and the Company does not intend to update this information.

By Order of the Board of Directors,

RUSSELL M. GIFFORD
Secretary

Dated:  March [__], 2022

Stockholders may obtain a copy, without charge, of the Company’s Annual Report on Form 10-K, as amended by the Annual Report on Form 10-K/A Amendment No. 1, as filed with the Securities and Exchange Commission, by writing to Russell M. Gifford, Barnwell Industries, Inc., 1100 Alakea Street, Suite 500, Honolulu, Hawaii 96813 or by sending an email to barnwellinfo@brninc.com or by following the “Investors” and “SEC Filings” tabs at the Company’s website (www.brninc.com).

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Appendix A

BARNWELL INDUSTRIES, INC.

2018 EQUITY INCENTIVE PLAN

AS AMENDED AND RESTATED ON [____________], 2022

1.	Purpose; Adoption

1.1 Purpose.  This Plan is intended to encourage ownership of Stock by employees, consultants, officers and directors of the Company and its Affiliates and to provide additional incentive for them to promote the success of the Company’s business through the grant of Awards of or pertaining to shares of the Company’s Stock. The Plan is intended to be an incentive stock option plan within the meaning of Section 422 of the Code, but not all Awards are required to be Incentive Options.

1.2 Adoption and Stockholder Approval.  The Plan was adopted by the Compensation Committee of the Board on December 8, 2017, and became effective upon approval by stockholders of the Company at the Company’s 2018 annual meeting of stockholders, consistent with applicable laws.  The Plan was amended and restated on [________], 2022 upon the approval of the Company’s stockholders at the Company’s annual meeting of stockholders on [________], 2022.

2.	Definitions

As used in this Plan, the following terms shall have the following meanings:

2.1 Accelerate, Accelerated, and Acceleration, means: (a) when used with respect to an Option or Stock Appreciation Right, that as of the time of reference the Option or Stock Appreciation Right will become exercisable with respect to some or all of the shares of Stock for which it was not then otherwise exercisable by its terms; (b) when used with respect to Restricted Stock or Restricted Stock Units, that the Risk of Forfeiture otherwise applicable to the Stock or Units shall expire with respect to some or all of the shares of Restricted Stock or Units then still otherwise subject to the Risk of Forfeiture; and (c) when used with respect to Performance Units, that the applicable Performance Goals shall be deemed to have been met as to some or all of the Units.

2.2 Acquisition means a merger or consolidation of the Company with or into another person or the sale, transfer, or other disposition of all or substantially all of the Company’s assets to one or more other persons in a single transaction or series of related transactions.

2.3 Affiliate means any corporation, partnership, limited liability company, business trust, or other entity controlling, controlled by or under common control with the Company.

2.4 Award means any grant or sale pursuant to the Plan of Options, Stock Appreciation Rights, Performance Units, Restricted Stock, Restricted Stock Units, or Stock Grants.

2.5 Award Agreement means a written or electronic document or agreement setting forth the terms and conditions of a specific Award granted to a Participant.

2.6 Board means the Company’s Board of Directors.

2.7 Change of Control means the occurrence of any of the following after the date of the approval of the Plan by the Board:

(a) an Acquisition, unless securities possessing more than fifty percent (50%) of the total combined voting power of the survivor’s or acquiror’s outstanding securities (or the securities of any parent thereof) are held by a person or persons who held securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities immediately prior to that transaction; or

(b) any person or group of persons (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended and in effect from time to time) directly or indirectly acquires, including but not limited to by means of a merger or consolidation, beneficial ownership (determined pursuant to Securities and Exchange Commission Rule 13d-3 promulgated under the said Exchange Act) of securities possessing more than twenty (20%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders that the Board does not recommend such stockholders accept, other than (i) the Company or an Affiliate, (ii) an employee benefit plan of the Company or any of its Affiliates, (iii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, or (iv) an underwriter temporarily holding securities pursuant to an offering of such securities; or

(c) over a period of 36 consecutive months or less, there is a change in the composition of the Board such that a majority of the Board members (rounded up to the next whole number, if a fraction) ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals who either (i) have been Board members continuously since the beginning of that period, or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in the preceding clause (i) who were still in office at the time that election or nomination was approved by the Board.

Notwithstanding the foregoing, for purpose of above and for “Acquisition”, for any Award that is considered deferred compensation under Section 409A and where Change of Control and/or Acquisition is a payment, delivery, or issuance event or changes the time and form of payment, delivery or issuance, an event shall not constitute a Change of Control or Acquisition for purposes of such payment, delivery or issuance (or change in time and form or payment, delivery or issuance, as applicable) unless it would also be a “change in control” (whether by change in ownership, effective control or change in the ownership of a substantial portion of the assets) under Section 409A of the Code.

2.8 Code means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and any regulations issued from time to time thereunder.

2.9 Committee means the Compensation Committee of the Board, which in general is responsible for the administration of the Plan, as provided in Section 5 of the Plan and which shall be composed of not less than two directors appointed by and serving at the pleasure of the Board.

2.10 Company means Barnwell Industries, Inc., a corporation organized under the laws of the State of Delaware.

2.11 Covered Employee means an employee who is a “covered employee” within the meaning of Section 162(m) of the Code.

2.12 Grant Date means the date as of which an Option is granted, as determined under Section 7.1(a).

2.13 Incentive Option means an Option which is intended to meet the requirements of Section 422 of the Code that is so designated in the applicable Award Agreement as an “incentive stock option” and that in fact so qualifies.

2.14 Market Value means the value of a share of Stock on a particular date determined by such methods or procedures as may be established by the Committee. Unless otherwise determined by the Committee, the Market Value of Stock as of any date is the closing price for the Stock as reported on the NYSE American Stock Exchange (or on any other national securities exchange on which the Stock is then listed) for that date or, if no closing price is reported for that date, the closing price on the next preceding date for which a closing price was reported.  If the Stock is not listed on a national securities exchange, Market Value shall be determined by the Committee in its good faith discretion, taking into account, to the extent appropriate, the requirements of Sections 409A and 422 of the Code.

2.15 Nonstatutory Option means any Option that is not an Incentive Option.

2.16 Option means an option to purchase shares of Stock.

2.17 Optionee means a Participant to whom an Option shall have been granted under the Plan.

2.18 Participant means any holder of an outstanding Award under the Plan.

2.19 Performance Criteria means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria used to establish Performance Goals are limited to:  (i) cash flow (before or after dividends), (ii) earnings per share (diluted or basic), (iii) earnings (which may include earnings before interest, taxes, depreciation and amortization; earnings before interest and taxes; earnings before taxes; and net earnings, and may be determined in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) or adjusted to exclude any or all non-GAAP items), (iv) stock price, (v) return on equity, (vi) stockholder return or total stockholder return, (vii) return on capital (including, without limitation, return on total capital or return on invested capital), (viii) return on investment, (ix) return on assets or net assets, (x) market capitalization, (xi) economic value added, (xiii) debt leverage (debt to capital), (xiv) revenue, (xv) sales or net sales, (xvi) backlog, (xvii) income, pre-tax income or net income, (xviii) operating income or pre-tax profit, (xx) operating profit, net operating profit or economic profit, (xxi) gross margin, operating margin or profit margin, (xxii) return on operating revenue or return on operating assets, (xxiii) cash from operations, (xxiv) operating ratio, (xxv) operating revenue, (xxvi) recurring revenues, (xxviii) services or license revenues (xxviii) market share or market share improvement, (xxix) general and administrative expenses, (xxx) operating expenses, (xxxi) customer service, (xxxii)stock price, (xxxiii) return on equity or average stockholders’ equity, (xxxiv) total stockholder return, (xxxv) growth in stockholder value relative to the moving average of the S&P 500 Index, another index or that of a peer group of companies, (xxxvi)controllable operating profit, (xxxvii) cash conversion cycle, (xxxviii) contract awards or backlog; overhead or other expense reduction, (xxxviii) credit rating, (xxxix) strategic plan development and implementation, (xl) succession plan development and implementation, (xli) improvement in workforce diversity, (xlii) customer indicators; (xlii) improvements in productivity, (xliii) attainment of objective operating goals, (xliv) employee metrics or (xlv) growth in any of the foregoing measures.

2.20 Performance Goals means, for a Performance Period, the written goal or goals established by the Committee for the Performance Period based upon the Performance Criteria. The Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, subsidiary, or an individual, measured either quarterly, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee. The Committee will, in the manner and within the time prescribed by Section 162(m) of the Code in the case of Qualified Performance-Based Awards, objectively define the manner of calculating the Performance Goal or Goals it selects to use for such Performance Period for such Participant. To the extent consistent with Section 162(m) of the Code (in the case of Qualified Performance-Based Awards), the Committee may appropriately adjust any evaluation of performance against a Performance Goal to exclude any of the following events that occurs during a Performance Period: (i) asset write-downs, (ii) litigation, claims, judgments or settlements, (iii) the effect of changes in tax law or rates, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs, (v) the effects of currency or interest rate fluctuations, (vii) the effects of financing activities (e.g., effects on earnings per share of issuing convertible debt securities), (viii) extraordinary items and (ix) any extraordinary, unusual, non-recurring or non-comparable items (A) as described in Accounting Principles Board Opinion No. 30, (B) as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s Annual Report to stockholders for the applicable year, or (C) publicly announced by the Company in a press release or conference call relating to the Company’s results of operations or financial condition for a completed quarterly or annual fiscal period.

2.21 Performance Period means the one or more periods of time, which may be of varying and overlapping durations, selected by the Committee, over which the attainment of one or more Performance Goals or other business objectives will be measured for purposes of determining a Participant’s right to, and the payment of, an Award.

2.22 Performance Unit means a right granted to a Participant under Section 7.5, to receive cash, Stock or other Awards, the payment of which is contingent on achieving Performance Goals established by the Committee.

2.23 Plan means this 2018 Equity Incentive Plan of the Company, as amended from time to time, and including any attachments or addenda hereto.

2.24 Qualified Performance-Based Award means an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

2.25 Restricted Stock Award means a grant of shares of Stock or the right to purchase Stock to a Participant subject to a Risk of Forfeiture.

2.26 Restricted Stock means shares of Stock issued as a result of a Restricted Stock Award.

2.27 Restricted Stock Units means an unfunded and unsecured promise of the Company to deliver (or cause to be delivered) to the holder, a share of Stock (or, if determined by the Company, cash equal to the Market Value of the share of Stock) on a delivery date as provided under the applicable Award Agreement.

2.28 Restriction Period means the period of time, established by the Committee in connection with an Award of Restricted Stock or Restricted Stock Units, during which the shares of Restricted Stock are subject to a Risk of Forfeiture described in the applicable Award Agreement.

2.29 Risk of Forfeiture means a limitation on the right of the Participant to retain an Award, including a right in the Company to reacquire shares of Restricted Stock at less than their then Market Value, arising because of the occurrence or non-occurrence of specified events or conditions.

2.30 Stock means common stock, par value $0.50 per share, of the Company, and such other securities as may be substituted for Stock pursuant to Section 8.

2.31 Stock Appreciation Right means a right to receive any excess in the Market Value of shares of Stock (except as otherwise provided in Section 7.2(c)) over a specified exercise price.

2.32 Stock Grant means the grant of shares of Stock not subject to restrictions on transfer or other incidents of ownership or other forfeiture conditions.

2.33 Stockholders’ Agreement means any agreement by and among the holders of at least a majority of the outstanding voting securities of the Company and setting forth, among other provisions, restrictions upon the transfer of shares of Stock or on the exercise of rights appurtenant thereto (including but not limited to voting rights).

2.34 Ten Percent Owner means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code). Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the Grant Date of the Option.

3.	Term of the Plan

Unless earlier terminated by the Board, the Plan shall terminate on December 31, 2031.  The Board may, in its sole discretion and at any earlier date, terminate the Plan.  Notwithstanding the foregoing, no termination of the Plan shall adversely affect any Award previously granted under the Plan without the consent of the Participant or the permitted transferee of the Award.  Awards of Incentive Options granted prior to stockholder approval of the Plan are expressly conditioned upon such approval, but in the event of the failure of the stockholders to approve the Plan shall thereafter and for all purposes be deemed to constitute Nonstatutory Options.

4.	Stock Subject to the Plan

4.1 Plan Share Limits.  Subject, however, to the provisions of Section 8 of the Plan, a total of 1,600,000 shares of Stock shall be authorized for Awards granted under the Plan.  The maximum number of shares of Stock (subject to adjustment under Section 8 of the Plan) which may be the subject of Incentive Stock Options is 1,600,000. Shares of Stock issued pursuant to the Plan may be either authorized but unissued shares or shares held by the Company in its treasury.

4.2 Individual Share Limits.  Subject to adjustment as provided in Section 8 of the Plan, the maximum number of shares of Stock that:  (i) may be subject to Options that are Incentive Stock Options that are granted to any individual during any calendar year shall not exceed 120,000 shares of Stock; (ii) may be subject Options (other than Incentive Stock Options) and Stock Appreciation Rights that are granted to any individual during any calendar year shall not exceed 120,000 shares of Stock; (iii) may be subject to Restricted Stock Awards and Restricted Stock Unit Awards that are granted to any individual during any calendar year shall not exceed  60,000 shares of Stock and (iv) may be subject to all other Awards, including Awards intended to constitute Qualified Performance Awards, granted to any individual during any calendar year shall not exceed 60,000 shares of Stock. Notwithstanding the foregoing, for a non-employee director who is receiving a Stock Grant in lieu of fees, the maximum number of shares of Stock that such director may receive with respect to such Stock Grant shall be equal to the greater of the individual limit for Stock Grants above or the dollar value of such director’s director fees (including any additional fees for committee or similar work) for a year.

4.3 Calculation of Total Shares Subject to Limit. To the extent that any Award under the Plan payable in shares of Stock is forfeited, cancelled, returned to the Company for failure to satisfy vesting requirements or upon the occurrence of other forfeiture events, or otherwise terminates without payment being made thereunder the shares of Stock covered thereby will no longer be counted against the foregoing maximum share limitations and may again be made subject to Awards under the Plan pursuant to such limitation.  In addition any shares of Stock exchanged by a Participant or withheld from a Participant for tax withholding upon payment or settlement of Award under the Plan or for payment of the exercise price shall be added to the foregoing maximum share limitation and may be subject to Awards under the Plan pursuant to such limitation.  In addition, settlement of any Award shall not count against the foregoing limitations except to the extent settled in the form of Stock.

5.	Administration

The Plan shall be administered by the Committee; provided, however, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the Committee under the Plan and when so acting shall have the benefit of all of the provisions of the Plan pertaining to the Committee’s exercise of its authorities hereunder; and provided further, however, that the Committee may delegate to an executive officer or officers the authority to grant Awards hereunder to employees who are not officers, and to consultants, in accordance with such guidelines as the Committee shall set forth at any time or from time to time. The Committee shall, subject to Section 7.7, have plenary authority to grant Awards pursuant to the terms of the Plan to individuals eligible for Award grants pursuant to Section 6 and such powers and authority as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan.  Among other things, the Committee shall have the authority in its sole discretion, subject to the terms and conditions of the Plan:

(i) select the individuals to whom Awards may from time to time be granted and determine the types of Awards and terms and conditions of such Awards;

(ii) to determine the number of Shares or amount of cash or other rights to be covered by each Award granted hereunder;

(iii)             to determine the terms and conditions of each Award granted hereunder;

(iv)             to modify, amend or adjust the terms and conditions of any Award;

(v) to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan, any Awards granted under the Plan and any Award Agreements as it shall from time to time deem advisable, including rules governing its own operations;

(vi)             to Accelerate or waive any conditions of any outstanding Award, based in each case on such considerations as the Committee in its sole discretion determines;

(vii)            complete authority to construe, interpret, implement and administer the Plan, any Awards granted under the Plan and any Award Agreements and to make any and all factual determinations related thereto;

(viii)           to establish any “blackout” period that the Committee in its sole discretion deems necessary or advisable;

(ix) to determine whether, to what extent, and under what circumstances cash, Shares, and other property and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the Participant;

(x) to decide all other matters necessary or advisable to be determined in connection with the Plan, Award Agreement and any Award; and

(xi) exercise all of the powers granted to it under the Plan; and

(xii) to otherwise administer the Plan.

The Committee’s (or, if applicable, its delegates’) determinations under the Plan need not be uniform and may be made by the Committee selectively among Participants and potential Participants, whether or not such persons are similarly situated.  The determination of the Committee on all matters relating to the Plan, any Awards granted under the Plan or any Award Agreement shall be final, binding and conclusive.  No member of the Committee shall be liable for any action or determination made by the Committee with respect to the Plan, any Award Agreement or any Award.  The Committee may employ counsel, consultants, accountants, appraisers, brokers or other persons at the expense of the Company.  The Committee, the Company and the officers and directors of the Company shall be entitled to rely upon the advice, opinions or valuations of such persons.

6.	Authorization of Grants

6.1 Eligibility.  The Committee may grant from time to time and at any time prior to the termination of the Plan one or more Awards, either alone or in combination with any other Awards, to any employee of or consultant to one or more of the Company and its Affiliates or to any non-employee member of the Board or of any board of directors (or similar governing authority) of any Affiliate.  However, only employees of the Company, and of any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code, shall be eligible for the grant of an Incentive Option.

6.2 General Terms of Awards.  Each grant of an Award shall be subject to all applicable terms and conditions of the Plan (including but not limited to any specific terms and conditions applicable to that type of Award set out in the following Section), and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe.  No prospective Participant shall have any rights with respect to an Award, unless and until such Participant shall have complied with the applicable terms and conditions of such Award (including if applicable delivering a fully executed copy of any agreement evidencing an Award to the Company).

6.3 Effect of Termination of Employment, Etc.  Unless the Committee shall provide otherwise with respect to any Award, if the Participant’s employment or other association with the Company and its Affiliates ends for any reason, including because of the Participant’s employer ceasing to be an Affiliate, (a) any outstanding Option or Stock Appreciation Right of the Participant shall cease to be exercisable in any respect not later than six (6) months following that event if the termination is due to death (or, if earlier, end of the term of the Option of Stock Appreciation Right), or sixty (60) days following that event if the termination is for any other reason, and, for the period it remains exercisable following that event, shall be exercisable only to the extent exercisable at the date of that event, and (b) any other outstanding Award of the Participant shall be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the applicable Award Agreement.  Military or sick leave or other bona fide leave shall not be deemed a termination of employment or other association, provided that it does not exceed the longer of ninety (90) days or the period during which the absent Participant’s reemployment rights, if any, are guaranteed by statute or by contract. The Committee may extend the period of vesting and exercisability of any Option or Stock Appreciation Right to not later than the expiration of the term.

6.4 Non-Transferability of Awards.  Except as otherwise provided in this Section 6.4, Awards shall not be transferable, and no Award or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.  All of a Participant’s rights in any Award may be exercised during the life of the Participant only by the Participant or the Participant’s legal representative.  However, the Committee may, at or after the grant of an Award of a Nonstatutory Option, or shares of Restricted Stock, provide that such Award may be transferred by the recipient to a family member; provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer shall be valid unless first approved by the Committee, acting in its sole discretion. For this purpose, “family member” means any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee’s household (other than a tenant or employee), a trust in which the foregoing persons have more than fifty percent (50%) of the beneficial interests, a foundation in which the foregoing persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent (50%) of the voting interests.

6.5 Forfeiture Events.  The Committee may specify in an Award Agreement at the time of the Award that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award.  Such events may include, but shall not be limited to, termination of employment for cause, violation of material Company policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant or other conduct by the Participant that is detrimental to the business or reputation of the Company.

7.	Specific Terms of Awards

7.1 Options.  The Committee shall have the authority to grant an Award of Options, in such amounts and subject to such terms and conditions as the Committee may determine in its discretion, not inconsistent with the terms of the Plan.  Options granted hereunder shall be subject to such conditions and risk of forfeiture as the Committee may determine at the time the Award is granted, which such conditions and risk of forfeiture may be based on continuing employment or service with the Company, achievement of pre-established performance objectives, a combination of such conditions or such other conditions as the Committee shall consider appropriate in its discretion.

(a) Date of Grant.  The date of the granting of an Option shall be the date on which the Committee makes the determination to grant the Option, unless a later date is otherwise established by the Committee and specified in the Award Agreement.

(b) Exercise Price.  The price at which shares of Stock may be acquired under each Incentive Option shall be not less than one hundred percent (100%) of the Market Value of Stock on the Grant Date, or not less than one hundred and ten percent (110%) of the Market Value of Stock on the Grant Date if the Optionee is a Ten Percent Owner. The price at which shares may be acquired under each Nonstatutory Option shall, to the extent such Nonstatutory Option is intended to be exempt from Section 409A, shall not be less than one hundred percent (100%) of the Market Value of Stock on the Grant Date but shall not otherwise be so limited solely by reason of this Section.

(c) Option Period.  No Incentive Option may be exercised on or after the tenth (10th) anniversary of the Grant Date, or on or after the fifth (5th) anniversary of the Grant Date if the Optionee is a Ten Percent Owner. The Option period under each Nonstatutory Option shall not be so limited solely by reason of this Section.

(d) Exercisability.  An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine.  In the case of an Option not otherwise immediately exercisable in full, the Committee may Accelerate such Option in whole or in part at any time; provided, however, that in the case of an Incentive Option, any such Acceleration of the Option would not cause the Option to fail to comply with the provisions of Section 422 of the Code or the Optionee consents to the Acceleration.

(e) Method of Exercise.  An Option may be exercised by the Optionee giving written notice, in the manner provided in Section 15 or such other method as provided by the Committee, specifying the number of shares with respect to which the Option is then being exercised.  The notice shall be accompanied by payment in the form of cash or check payable to the order of the Company in an amount equal to the exercise price of the shares to be purchased or, subject in each instance to the Committee’s approval, acting in its sole discretion, and to such conditions, if any, as the Committee may deem necessary to avoid adverse accounting effects to the Company:

(i) by delivery to the Company of shares of Stock having a Market Value equal to the exercise price of the shares to be purchased, or

(ii) by surrender of the Option as to all or part of the shares of Stock for which the Option is then exercisable in exchange for shares of Stock having an aggregate Market Value equal to the difference between (1) the aggregate Market Value of the Stock subject to the surrendered portion of the Option, and (2) the aggregate exercise price under the Option for the surrendered portion of the Option, or

(iii) unless prohibited by applicable law, by delivery to the Company of the Optionee’s executed promissory note in the principal amount equal to the exercise price of the shares to be purchased and otherwise in such form as the Committee shall have approved.

If the Stock is traded on an established market, payment of any exercise price may also be made through and under the terms and conditions of any formal cashless exercise program authorized by the Company entailing the sale of the Stock subject to an Option in a brokered transaction (other than to the Company).  Receipt by the Company of such notice and payment in any authorized or combination of authorized means shall constitute the exercise of the Option. Within thirty (30) days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Optionee or his agent a certificate or certificates for the number of shares then being purchased. Such shares shall be fully paid and nonassessable.

(f) Limit on Incentive Option Characterization.  An Incentive Option shall be considered to be an Incentive Option only to the extent that the number of shares of Stock for which the Option first becomes exercisable in a calendar year do not have an aggregate Market Value (as of the date of the grant of the Option) in excess of the “current limit.” The current limit for any Optionee for any calendar year shall be $100,000 minus the aggregate Market Value at the date of grant of the number of shares of Stock available for purchase for the first time in the same year under each other Incentive Option previously granted to the Optionee under the Plan, and under each other incentive stock option previously granted to the Optionee under any other incentive stock option plan of the Company and its Affiliates.  Any shares of Stock which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonstatutory Option, otherwise identical in its terms to those of the Incentive Option.

(g) Notification of Disposition.  Each person exercising any Incentive Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, to remit to the Company an amount in cash sufficient to satisfy those requirements.

7.2 Stock Appreciation Rights.  The Committee shall have the authority to grant an Award of Stock Appreciation Rights, in such amounts and subject to such terms and conditions as the Committee may determine in its discretion, not inconsistent with the terms of the Plan.  Stock Appreciation Rights granted hereunder shall be subject to such conditions and risk of forfeiture as the Committee may determine at the time the Award is granted, which such conditions and risk of forfeiture may be based on continuing employment or service with the Company, achievement of pre-established performance objectives, a combination of such conditions or such other conditions as the Committee shall consider appropriate in its discretion.

(a) Tandem or Stand-Alone.  Stock Appreciation Rights may be granted in tandem with an Option (or, in the case of a Nonstatutory Option, after the award of the Option), or alone and unrelated to an Option.  Stock Appreciation Rights in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem Stock Appreciation Rights are exercised.

(b) Exercise Price.  Stock Appreciation Rights shall have an exercise price of not less than one hundred percent (100%) of the Market Value of the Stock on the date of award, or in the case of Stock Appreciation Rights granted in tandem with Options, the exercise price of the related Option.

(c) Other Terms.  Except as the Committee may deem inappropriate or inapplicable in the circumstances, Stock Appreciation Rights shall be subject to terms and conditions substantially similar to those applicable to a Nonstatutory Option.  In addition, a Stock Appreciation Right related to an Option which can only be exercised during limited periods following a Change of Control may entitle the Participant to receive an amount based upon the highest price paid or offered for Stock in any transaction relating to the Change of Control or paid during the thirty (30) day period immediately preceding the occurrence of the Change of Control in any transaction reported in the stock market in which the Stock is normally traded.  In the case of a Stock Appreciation Right not otherwise immediately exercisable in full, the Committee may Accelerate such Stock Appreciation Right in whole or in part at any time

7.3 Restricted Stock.  The Committee shall have the authority to grant an Award of Restricted Stock, in such amounts and subject to such terms and conditions as the Committee may determine in its discretion, not inconsistent with the terms of the Plan.  Restricted Stock granted hereunder shall be subject to such conditions and risk of forfeiture as the Committee may determine at the time the Award is granted, which such conditions and risk of forfeiture may be based on continuing employment or service with the Company, achievement of pre-established performance objectives, a combination of such conditions or such other conditions as the Committee shall consider appropriate in its discretion.

(a) Purchase Price.  Shares of Restricted Stock shall be issued under the Plan for such consideration, in cash, other property or services, or any combination thereof, as is determined by the Committee.

(b) Issuance of Certificates.  Shares of Restricted Stock shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates.  Any certificate issued in respect of shares of Restricted Stock shall be registered in the name of the applicable Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award.

(c) Escrow of Shares.  The Committee may require that the stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

(d) Restrictions and Restriction Period.  During the Restriction Period applicable to shares of Restricted Stock, such shares shall be subject to limitations on transferability and a Risk of Forfeiture arising on the basis of such conditions related to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

(e) Rights Pending Lapse of Risk of Forfeiture or Forfeiture of Award.  Except as otherwise provided in the Plan or the applicable Award Agreement, at all times prior to lapse of any Risk of Forfeiture applicable to, or forfeiture of, an Award of Restricted Stock, the Participant shall have all of the rights of a stockholder of the Company, including the right to vote, and the right to receive any dividends with respect to, the shares of Restricted Stock. The Committee, as determined at the time of Award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares are available under Section 4.

(f) Lapse of Restrictions.  If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant promptly if not theretofore so delivered.

7.4 Restricted Stock Units.  The Committee shall have the authority to grant an Award of Restricted Stock Units, in such amounts and subject to such terms and conditions as the Committee may determine in its discretion, not inconsistent with the terms of the Plan.  Restricted Stock Units granted hereunder shall be subject to such conditions and risk of forfeiture as the Committee may determine at the time the Award is granted, which such conditions and risk of forfeiture may be based on continuing employment or service with the Company, achievement of pre-established performance objectives, a combination of such conditions or such other conditions as the Committee shall consider appropriate in its discretion.

(a) Character.  Each Restricted Stock Unit granted under the Plan shall represent a right to receive, on the applicable delivery date determined by the Committee and specified in the Award Agreement, one share of Stock or cash in an amount equal to the Market Value of one share of Stock on such delivery date.

(b) Form and Timing of Payment.  Payment of earned Restricted Stock Units shall be made in a single lump sum following the close of the applicable Restriction Period.  At the discretion of the Committee, Participants may be entitled to receive payments equivalent to any dividends declared with respect to Stock referenced in grants of Restricted Stock Units but only following the close of the applicable Restriction Period and then only if the underlying Stock shall have been earned.  Unless the Committee shall provide otherwise, any such dividend equivalents shall be paid, if at all, without interest or other earnings.

7.5 Performance Units.  The Committee shall have the authority to grant an Award of Performance Units, in such amounts and subject to such terms and conditions as the Committee may determine in its discretion, not inconsistent with the terms of the Plan.   Performance Unit granted hereunder shall be subject to such conditions and risk of forfeiture as the Committee may determine at the time the Award is granted.

(a) Character.  Each Performance Unit shall entitle the recipient to the value of a specified number of shares of Stock, over the initial value for such number of shares, if any, established by the Committee at the time of grant, at the close of a specified Performance Period to the extent specified business objectives, including but not limited to Performance Goals, shall have been achieved.

(b) Earning of Performance Units.  The Committee shall set Performance Goals or other business objectives in its discretion which, depending on the extent to which they are met within the applicable Performance Period, will determine the number and value of Performance Units that will be paid out to the Participant.  After the applicable Performance Period has ended, the holder of Performance Units shall be entitled to receive payout on the number and value of Performance Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals or other business objectives have been achieved.

(c) Form and Timing of Payment.  Unless otherwise provided in an Award Agreement, payment of earned Performance Units shall be made in a single lump sum following the close of the applicable Performance Period.  At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Stock which have been earned in connection with grants of Performance Units which have been earned, but not yet distributed to Participants.  The Committee may permit or, if it so provides at grant require, a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Stock that would otherwise be due to such Participant by virtue of the satisfaction of any requirements or goals with respect to Performance Units.  If any such deferral election is required or permitted, the Committee shall establish in writing rules and procedures for such payment deferrals which shall comply to the extent applicable with the requirements of Section 409A of the Code.

7.6 Stock Grants.

(a) Character.  Stock Grants may be awarded in recognition of significant prior or expected contributions to the success of the Company or its Affiliates, as an inducement to employment, in lieu of compensation otherwise already due, in lieu of directors’ fees and any other time the Committee deems appropriate. Stock Grants represent shares of Stock and may be granted without forfeiture conditions of any kind.  A Stock Grant shall be subject to such restrictions on transfer and other incidents of ownership and forfeiture conditions, as otherwise provided in the Plan and the Award Agreement.  The Committee may, in connection with any Stock Grant, require the payment of a specified purchase price.

(b) Rights as Stockholder.  Subject to the foregoing provisions of this Section 7.6 and the applicable Award Agreement, the Participant will have all rights of a stockholder with respect to the shares granted to him under a Stock Grant, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

7.7 Performance-Based Awards; Qualified Performance-Based Awards.

(a) Purpose.  The Committee shall have the authority to grant Awards that are subject to certain performance objectives.  Such Awards may be awards that qualify as “qualified performance-based compensation” for purposes of Section 162(m) of the Code as well as performance awards that do not meet the requirements of Section 162(m) of the Code, as designated by the Committee at the time of grant.  The purpose of this Section 7.7 is to provide the Committee the ability to grant performance-based Awards, including Awards that qualify Awards as “performance-based compensation” under Section 162(m) of the Code.  If the Committee, in its discretion, decides to grant an Award as a Qualified Performance-Based Award, the provisions of this Section 7.7 will control over any contrary provision contained in the Plan.  In the course of granting any Award, the Committee may specifically designate the Award as intended to qualify as a Qualified Performance-Based Award.  However, no Award shall be considered to have failed to qualify as a Qualified Performance-Based Award solely because the Award is not expressly designated as a Qualified Performance-Based Award, if the Award otherwise satisfies the provisions of this Section 7.7 and the requirements of Section 162(m) of the Code and the regulations promulgated thereunder applicable to “performance-based compensation.”

(b) Authority.  All grants of Awards intended to qualify as Qualified Performance-Based Awards and determination of terms applicable thereto shall be made by the Committee or, if not all of the members thereof qualify as “outside directors” within the meaning of applicable regulations promulgated under Section 162 of the Code, a subcommittee of the Committee consisting of such of the members of the Committee as do so qualify.  Any action by such a subcommittee shall be considered the action of the Committee for purposes of the Plan.

(c) Applicability.  To the extent an Award is intended to be a “qualified performance-based Award” this Section 7.7 will apply only to those Covered Employees, or to those persons who the Committee determines are reasonably likely to become Covered Employees in the period covered by an Award, selected by the Committee to receive Qualified Performance-Based Awards.  The Committee may, in its discretion, grant Awards to Covered Employees that do not satisfy the requirements of this Section 7.7.

(d) Discretion of Committee with Respect to Qualified Performance-Based Awards.  Options may be granted as Qualified Performance-Based Awards in accordance with Section 7.1, except that the exercise price of any Option intended to qualify as a Qualified Performance-Based Award shall in no event be less that the Market Value of the Stock on the date of grant.  Each Award intended to qualify as a Qualified Performance-Based Award, such as Restricted Stock, Restricted Stock Units, or Performance Units shall be subject to satisfaction of one or more Performance Goals.  The Committee will have full discretion to select the length of any applicable Restriction Period or Performance Period, the kind and/or level of the applicable Performance Goal, and whether the Performance Goal is to apply to the Company, a subsidiary, any division or business unit or to the individual.  Any Performance Goal or Goals applicable to Qualified Performance-Based Awards shall be objective, shall be established not later than ninety (90) days after the beginning of any applicable Performance Period (or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m) of the Code) and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the outcome of the Performance Goal or Goals be substantially uncertain (as defined in the regulations under Section 162(m) of the Code) at the time established.

(e) Payment of Qualified Performance-Based Awards.  A Participant will be eligible to receive payment under a Qualified Performance-Based Award which is subject to achievement of a Performance Goal or Goals only if the applicable Performance Goal or Goals period are achieved within the applicable Performance Period, as determined by the Committee. In determining the actual size of an individual Qualified Performance-Based Award, the Committee may reduce or eliminate the amount of the Qualified Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

(f) Maximum Award Payable.  The maximum Qualified Performance-Based Award payment to any one Participant under the Plan for a Performance Period is the number of shares of Stock set forth in Section 4 above, or if the Qualified Performance-Based Award is paid in cash, that number of shares multiplied by the Market Value of the Stock as of the date the Qualified Performance-Based Award is granted.

(g) Limitation on Adjustments for Certain Events.  No adjustment of any Qualified Performance-Based Award pursuant to Section 8 shall be made except on such basis, if any, as will not cause such Award to provide other than “performance-based compensation” within the meaning of Section 162(m) of the Code.

7.8 Awards to Participants Outside the United States.  The Committee may modify the terms of any Award under the Plan granted to a Participant who is, at the time of grant or during the term of the Award, resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that the Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad, shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States.  The Committee may establish supplements to, or amendments, restatements, or alternative versions of the Plan for the purpose of granting and administrating any such modified Award.  No such modification, supplement, amendment, restatement or alternative version may increase the share limit of Section 4.

8.	Adjustment Provisions

8.1 Adjustment for Corporate Actions.  If the outstanding shares of Stock (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to shares of Stock, through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar distribution with respect to such shares of Stock, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares provided in Section 4, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Awards, (iii) the exercise price for each share or other unit of any other securities subject to then outstanding Options and Stock Appreciation Rights (without change in the aggregate purchase price as to which such Options or Rights remain exercisable), and (iv) the repurchase price of each share of Restricted Stock then subject to a Risk of Forfeiture in the form of a Company repurchase right.

8.2 Treatment in Certain Acquisitions.  Subject to any provisions of then outstanding Awards granting greater rights to the holders thereof, in the event of an Acquisition, any then outstanding Awards shall Accelerate to the extent not assumed or replaced by comparable Awards referencing shares of the capital stock of the successor or acquiring entity or parent thereof, and thereafter (or after a reasonable period following the Acquisition, as determined by the Committee) terminate. As to any one or more outstanding Awards which are not otherwise Accelerated in full by reason of such Acquisition, the Committee may also, either in advance of an Acquisition or at the time thereof and upon such terms as it may deem appropriate, provide for the Acceleration of such outstanding Awards in the event that the employment of the Participants should subsequently terminate following the Acquisition. Each outstanding Award that is assumed in connection with an Acquisition, or is otherwise to continue in effect subsequent to the Acquisition, will be appropriately adjusted, immediately after the Acquisition, as to the number and class of securities and other relevant terms in accordance with Section 8.1.

8.3 Dissolution or Liquidation.  Upon dissolution or liquidation of the Company, other than as part of an Acquisition or similar transaction, each outstanding Option and Stock Appreciation Right shall terminate, but the Optionee or Stock Appreciation Right holder (if at the time in the employ of or otherwise associated with the Company or any of its Affiliates) shall have the right, immediately prior to the dissolution or liquidation, to exercise the Option or Stock Appreciation Right to the extent exercisable on the date of dissolution or liquidation.

8.4 Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.  In the event of any corporate action not specifically covered by the preceding Sections, including but not limited to an extraordinary cash distribution on Stock, a corporate separation or other reorganization or liquidation, the Committee shall make such adjustment of outstanding Awards and their terms, if any, as it, in its sole discretion, may deem equitable and appropriate in the circumstances.  The Committee shall make such adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in this Section) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

8.5 Related Matters.  Any adjustment in Awards made pursuant to this Section 8 shall be determined and made, if at all, by the Committee and shall include any correlative modification of terms, including of Option exercise prices, rates of vesting or exercisability, Risks of Forfeiture, applicable repurchase prices for Restricted Stock, and Performance Goals and other financial objectives which the Committee may deem necessary or appropriate so as to ensure the rights of the Participants in their respective Awards are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 8. No fraction of a share shall be purchasable or deliverable upon exercise, but in the event any adjustment hereunder of the number of shares covered by an Award shall cause such number to include a fraction of a share, such number of shares shall be adjusted to the nearest smaller whole number of shares. No adjustment of an Option exercise price per share pursuant to this Section 8 shall result in an exercise price which is less than the par value of the Stock.

8.6 Section 409A; Section 424.  Notwithstanding the foregoing:  (i) any adjustments made pursuant to this Section 8 to Awards that are considered “nonqualified deferred compensation” within the meaning of Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code; (ii) any adjustments made pursuant to Section 8 to Awards that are not considered “nonqualified deferred compensation” subject to Section 409A of the Code shall be made in such a manner as to ensure that after such adjustment, the Awards either (A) continue not to be subject to Section 409A of the Code or (B) comply with the requirements of Section 409A of the Code; (iii) in any event, neither the Committee nor the Board shall have the authority to make any adjustments pursuant to Section 8 to the extent the existence of such authority would cause an Award that is not intended to be subject to Section 409A of the Code at the Grant Date to be subject thereto as of the Grant Date and (iv) any adjustment made pursuant to Section 8 to Awards that are Incentive Stock Options shall be made in compliance with the requirements of Section 424 of the Code.

9.	Change of Control

The Committee may, at the time of the grant of an Award and as set forth in an Award Agreement, provide for the effect of a “Change in Control” on an Award.  Such provisions may include any one or more of the following:  (i) the acceleration or extension of time periods for purposes of exercising, vesting in, or realizing gain from any Award, (ii) the elimination or modification of performance or other conditions related to the payment or other rights under an Award, (iii) provision for the cash settlement of an Award for an equivalent cash value, as determined by the Committee, or (iv) such other modification or adjustment to an Award as the Committee deems appropriate to maintain and protect the rights and interests of Participants upon or following a Change in Control.

If not otherwise provided in an Award Agreement, upon the occurrence of a Change of Control:

(i) any and all Options and Stock Appreciation Rights not already exercisable in full shall Accelerate with respect to one hundred percent (100)% of the shares for which such Options or Stock Appreciation Rights are not then exercisable;

(ii) any Risk of Forfeiture applicable to Restricted Stock and Restricted Stock Units which is not based on achievement of Performance Goals shall lapse with respect to one hundred percent (100%) of the Restricted Stock and Restricted Stock Units still subject to such Risk of Forfeiture immediately prior to the Change of Control; and

(iii) all outstanding Awards of Restricted Stock and Restricted Stock Units conditioned on the achievement of Performance Goals or other business objectives and the target payout opportunities attainable under outstanding Performance Units shall be deemed to have been satisfied as of the effective date of the Change of Control as to a pro rata number of shares based on the assumed achievement of all relevant Performance Goals or other business objectives and the length of time within the Performance Period which has elapsed prior to the Change of Control. All such Awards of Performance Units and Restricted Stock Units shall be paid to the extent earned to Participants in accordance with their terms within thirty (30) days following the effective date of the Change of Control.

Notwithstanding anything else herein to the contrary the foregoing provisions shall not apply, (i) in the case of a Qualified Performance-Based Award specifically designated as such by the Committee at the time of grant (except to the extent allowed by Section 162(m) of the Code) if such treatment would cause it to fail to qualify as Qualified Performance-Based Award under Section 162(m) of the Code, (ii) in the case of any Award pursuant to an Award Agreement requiring other or additional terms upon a Change of Control (or similar event), or (iii) if specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges.

10.	Settlement of Awards

10.1 In General.  Options and Restricted Stock shall be settled in accordance with their terms.  All other Awards may be settled in cash, Stock, or other Awards, or a combination thereof, as determined by the Committee at or after grant and subject to any contrary Award Agreement. The Committee may not require settlement of any Award in Stock pursuant to the immediately preceding sentence to the extent issuance of such Stock would be prohibited or unreasonably delayed by reason of any other provision of the Plan.

10.2 Violation of Law.  Notwithstanding any other provision of the Plan or the relevant Award Agreement, if, at any time, in the reasonable opinion of the Company, the issuance of shares of Stock covered by an Award may constitute a violation of law, then the Company may delay such issuance and the delivery of a certificate for such shares until (i) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation, and (ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Securities and Exchange Commission, one of the following conditions shall have been satisfied:

(a) the shares are at the time of the issue of such shares effectively registered under the Securities Act of 1933; or

(b) the Company shall have determined, on such basis as it deems appropriate (including an opinion of counsel in form and substance satisfactory to the Company) that the sale, transfer, assignment, pledge, encumbrance or other disposition of such shares or such beneficial interest, as the case may be, does not require registration under the Securities Act of 1933, as amended or any applicable State securities laws.

The Company shall make all reasonable efforts to bring about the occurrence of said events.

10.3 Corporate Restrictions on Rights in Stock.  Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the charter, certificate or articles, and bylaws, of the Company.  Whenever Stock is to be issued pursuant to an Award, if the Committee so directs at or after grant, the Company shall be under no obligation to issue such shares until such time, if ever, as the recipient of the Award (and any person who exercises any Option, in whole or in part), shall have become a party to and bound by the Stockholders’ Agreement, if any.  In the event of any conflict between the provisions of this Plan and the provisions of the Stockholders’ Agreement, the provisions of the Stockholders’ Agreement shall control except as required to fulfill the intention that this Plan constitute an incentive stock option plan within the meaning of Section 422 of the Code, but insofar as possible the provisions of the Plan and such Agreement shall be construed so as to give full force and effect to all such provisions.

10.4 Investment Representations.  The Company shall be under no obligation to issue any shares covered by any Award unless the shares to be issued pursuant to Awards granted under the Plan have been effectively registered under the Securities Act of 1933, as amended, or the Participant shall have made such written representations to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such shares will be exempt from the registration requirements of that Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations, including but not limited to that the Participant is acquiring the shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such shares.

10.5 Registration.  If the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended or other applicable statutes any shares of Stock issued or to be issued pursuant to Awards granted under the Plan, or to qualify any such shares of Stock for exemption from the Securities Act of 1933, as amended or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each recipient of an Award, or each holder of shares of Stock acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for that purpose and may require reasonable indemnity to the Company and its officers and directors from that holder against all losses, claims, damage and liabilities arising from use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In addition, the Company may require of any such person that he or she agree that, without the prior written consent of the Company or the managing underwriter in any public offering of shares of Stock, he or she will not sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any shares of Stock during the 180 day period commencing on the effective date of the registration statement relating to the underwritten public offering of securities. Without limiting the generality of the foregoing provisions of this Section 10.5, if in connection with any underwritten public offering of securities of the Company the managing underwriter of such offering requires that the Company's directors and officers enter into a lock-up agreement containing provisions that are more restrictive than the provisions set forth in the preceding sentence, then (a) each holder of shares of Stock acquired pursuant to the Plan (regardless of whether such person has complied or complies with the provisions of clause (b) below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Company's directors and officers are required to adhere; and (b) at the request of the Company or such managing underwriter, each such person shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Company's directors and officers.

10.6 Placement of Legends; Stop Orders; etc.  Each share of Stock to be issued pursuant to Awards granted under the Plan may bear a reference to the investment representation made in accordance with Section 10.4 in addition to any other applicable restriction under the Plan, the terms of the Award and if applicable under the Stockholders’ Agreement and to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such shares of Stock.  All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

10.7 Tax Withholding.  Whenever shares of Stock are issued or to be issued pursuant to Awards granted under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates for such shares.  The obligations of the Company under the Plan shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the recipient of an Award.  However, in such cases Participants may elect, subject to the approval of the Committee, acting in its sole discretion, to satisfy an applicable withholding requirement, in whole or in part, by having the Company withhold shares to satisfy their tax obligations.  The election to have shares withheld will generally be made as to shares having a Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction (or, if permitted by the Company, such other amount up to the maximum statutory total tax as will not cause adverse accounting consequences and is permitted under applicable tax withholding rules).  All elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee deems appropriate.

11.	Limitation of Rights in Stock; No Special Service Rights

A Participant shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the shares of Stock subject to an Award, unless and until a Participant has become the holder of record and a certificate shall have been issued therefor and delivered to the Participant or his agent.  Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Certificate of Incorporation and the By-laws of the Company.  Nothing contained in the Plan or in any Award Agreement shall confer upon any recipient of an Award any right with respect to the continuation of his or her employment or other association with the Company (or any Affiliate), or interfere in any way with the right of the Company (or any Affiliate), subject to the terms of any separate employment or consulting agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient’s employment or other association with the Company and its Affiliates.

12.	Unfunded Status of Plan

The Plan is intended to constitute an “unfunded” plan for incentive compensation, and the Plan is not intended to constitute a plan subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.  Solely to extent permitted under Section 409A of the Code, and pursuant to the Committee’s discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments with respect to Awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

13.	Nonexclusivity of the Plan

Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options and restricted stock other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

14.	Termination and Amendment of the Plan

14.1 Termination or Amendment of the Plan.  The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable.  Unless the Board otherwise expressly provides, no amendment of the Plan shall affect the terms of any Award outstanding on the date of such amendment.

14.2 Termination or Amendment of Outstanding Awards.  The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, provided that the Award as amended is consistent with the terms of the Plan. Also within the limitations of the Plan, the Committee may modify, extend or assume outstanding Awards or may accept the cancellation of outstanding Awards or of outstanding stock options or other equity-based compensation awards granted by another issuer in return for the grant of new Awards for the same or a different number of shares and on the same or different terms and conditions (including but not limited to the exercise price of any Option).  Furthermore, the Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Award previously granted or (b) authorize the recipient of an Award to elect to cash out an Award previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.  Notwithstanding anything herein to the contrary, the Company shall not reprice any stock option (within the meaning of the applicable rules and regulations of the NYSE American Stock Exchange (or on any other national securities exchange on which the Stock is then listed) and any other formal or informal guidance issued by such exchange) without the approval of the stockholders of the Company, nor shall the Company purchase any underwater Options or Stock Appreciation Rights for cash.

14.3 Limitations on Amendments, Etc.  No amendment or modification of the Plan by the Board, or of an outstanding Award by the Committee, shall materially impair the rights of the recipient of any Award outstanding on the date of such amendment or modification or such Award, as the case may be, without the Participant’s consent; provided, however, that no such consent shall be required if (i) the Board or Committee, as the case may be, determines in its sole discretion and prior to the date of any Change of Control that such amendment or alteration either is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation, including without limitation the provisions of Section 409A of the Code or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard, or (ii) the Board or Committee, as the case may be, determines in its sole discretion that such amendment or alteration is not reasonably likely to significantly diminish the benefits provided under the Award, or that any such diminution has been adequately compensated. No Option may be amended or modified to effect the repricing of such Option without the approval of the stockholders of the Company.  No amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by applicable law or the listing standards of the securities exchange that is the principal market for the shares of Stock.

15.	Notices and Other Communications

Any notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular, certified or overnight mail, addressed or telecopied, as the case may be, (i) if to the recipient of an Award, at his or her residence address last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of its Treasurer, or to such other address or telecopier number, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; and (iii) in the case of facsimile transmission, when confirmed by facsimile machine report.

16.	Governing Law and Interpretation

The Plan and all Award Agreements and actions taken thereunder shall be governed, interpreted and enforced in accordance with the laws of the State of Delaware, without regard to the conflict of laws principles thereof.  The captions of this Plan are not part of the provisions hereof and shall have no force or effect.  To the extent of any conflict between the Plan and any Award Agreement, the Plan will control, provided, however, that any Award Agreement may impose greater restrictions or grant lesser rights than the Plan.  Notwithstanding the provisions of the Plan or an Award Agreement to the contrary, in the event that any term of any Award Agreement conflicts with any provision of the Plan that specifically pertains to Section 409A of the Code, the provision of the Plan shall govern.

17.	Non-Uniform Determinations

The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive or are eligible to receive Awards (whether or not similarly situated).  Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Award Agreements, as to the persons to receive Awards under the Plan and the terms and provisions of such Awards.

18.	Clawback Policy

Notwithstanding any other provision of the Plan or any Award Agreement by accepting an Award, each Participant agrees to reimburse the Company with respect to any Award granted under the Plan (or any prior plan) to the extent required by any clawback, adjustment or recoupment policy of the Company now in effect or as may be adopted by the Corporation from time to time as required by Section 304 of the Sarbanes-Oxley Act of 2002, Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, or as otherwise required by applicable law, regulation, order or stock exchange listing requirement.  By accepting Awards under the Plan, Participants agree and acknowledge that they are obligated to cooperate with, and provide any and all assistance necessary to, the Company to recover or recoup any Award or amounts paid under the Plan subject to clawback pursuant to such law, government regulation, stock exchange listing requirement or Company policy.  Such cooperation and assistance shall include, but is not limited to, executing, completing and submitting any documentation necessary to recover or recoup any Award or amounts paid under the Plan from a Participant’s accounts, or pending or future compensation or Awards.  This Section shall not limit the Company’s right to revoke or cancel an Award or take other action against a recipient of an Award for any other reason, including, but not limited to, misconduct.

19.	Section 409A of the Code

It is the intention of the Company that Awards shall either be exempt from or structured to avoid taxation under Section 409A of the Code, and the Plan, any Award Agreements and the terms and conditions of all Awards shall be interpreted accordingly.  Notwithstanding anything in the Plan to the contrary, solely with respect to any Award that constitutes a “nonqualified deferred compensation plan” subject to Section 409A of the Code and where a Change in Control is a payment, delivery or issuance event, or changes the time and form of payment, delivery or issuance (including any installments or stream of payments that are accelerated on account of a Change in Control), a Change in Control shall occur only if such event also constitutes a "change in the ownership", "change in effective control", and/or a "change in the ownership of a substantial portion of assets" of the Company as those terms are defined under Treasury Regulation §1.409A-3(i)(5), but only to the extent necessary to establish a time or form of payment that complies with Section 409A of the Code, without altering the definition of Change in Control for purposes of determining whether a Participant's rights to such Award become vested or otherwise unconditional upon the Change in Control.  Notwithstanding any other provision of the Plan to the contrary, with respect to any Award that constitutes a “nonqualified deferred compensation plan” subject to Section 409A of the Code, any payments (whether in cash, Shares or other property) to be made with respect to the Award upon the Participant’s termination of employment shall, to the extent required under Section 409A of the Code, be delayed until the earlier of (A) the first day of the seventh month following the Participant’s termination of employment if the Participant is a “specified employee” within the meaning of Section 409A of the Code, and (B) the Participant’s death. Notwithstanding the foregoing, neither the Company nor any affiliate shall be liable for, and each Participant shall be solely liable and responsible for, any taxes (or interest or penalties) that may be imposed on such Participant under Section 409A with respect to such Participant’s receipt of any Award and payment thereunder.

BARNWELL INDUSTRIES, INC.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS
PO BOX 1342
BRENTWOOD, NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2

1

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CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01) Alexander C. Kinzler 02) Francis J. Kelly 03) Kenneth S. Grossman 04) Philip J. McPherson 05) Peter J. O'Malley
06) Bradley M. Tirpak 07) Douglas N. Woodrum

02 0000000000

The Board of Directors recommends you vote FOR the following proposals:

	For	Against	Abstain
2. The approval of amendments to the 2018 Equity Incentive Plan;	☐	☐	☐
3. To amend the Company's certificate of incorporation to increase the authorized shares of common stock from 20,000,000 to 40,000,000;	☐	☐	☐
4. To amend the Company's certificate of incorporation to authorize blankcheck preferred stock; and	☐	☐	☐
5. The ratification of Weaver & Tidwell, L.L.P. as the Independent Auditors for 2022.	☐	☐	☐

NOTE: The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders, Proxy Statement of the Company for the Annual Meeting and Company's Annual Report to Stockholders for the fiscal year ended September 30, 2021.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000535886_1 R1.0.0.24

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report, Notice and Proxy Statement and Shareholder Letter are available at www.proxyvote.com

BARNWELL INDUSTRIES, INC.
Annual Meeting of Stockholders
May 6, 2022 9:00 AM
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) of Barnwell Industries, Inc., a Delaware corporation, hereby appoint(s) Alexander C. Kinzler and Russell M. Gifford, and each of them, attorneys, agents and proxies of the undersigned, with full power of substitution to each of them, to vote all the shares of Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held in Suite 210, Alakea Corporate Tower, 1100 Alakea Street, Honolulu, Hawaii on May 6, 2022, at 9:00 AM, Hawaii Daylight Time, and at any adjournment of such meeting, with all powers which the undersigned would possess if personally present. The proxies shall vote subject to the directions indicated on the reverse side of this card, and proxies are authorized to vote in their discretion upon other business as may properly come before the meeting and any adjournments or postponements thereof. The proxies will vote as the Board of Directors recommend where a choice is not specified.

0000535886_2 R1.0.0.24

Continued and to be signed on reverse side

Your **Vote** Counts!

BARNWELL INDUSTRIES, INC.

2022 Annual Meeting

Vote by May 05, 2022

11:59 PM ET

BARNWELL INDUSTRIES, INC.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS
PO BOX 1342
BRENTWOOD, NY 11717

1 OF 2
322,224
148,294

Ricky Campana
P.O. Box 123456
Suite 500
51 Mercedes Way
Edgewood, NY 11717

30#

FLASHID-JOB#

You invested in BARNWELL INDUSTRIES, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 06, 2022.**

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Control # XXXX XXXX XXXX XXXX

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Vote in Person at the Meeting*

May 06, 2022
9:00 AM HDT

Alakea Corporate Tower
1100 Alakea Street
Suite 210
Honolulu, Hawaii

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

SHARE CLASSES REPRESENTED FOR VOTING

THE COMPANY NAME INC. - COMMON ASDFGHJKL	123456789.1234
THE COMPANY NAME INC. - CLASS A	123456789.1234
THE COMPANY NAME INC. - CLASS B	123456789.1234
THE COMPANY NAME INC. - CLASS C	123456789.1234
THE COMPANY NAME INC. - CLASS D	123456789.1234
THE COMPANY NAME INC. - CLASS E	123456789.1234
THE COMPANY NAME INC. - CLASS F	123456789.1234
THE COMPANY NAME INC. - 401 K	123456789.1234

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 01) Alexander C. Kinzler 04) Philip J. McPherson 07) Douglas N. Woodrum 02) Francis J. Kelly 05) Peter J. O'Malley 03) Kenneth S. Grossman 06) Bradley M. Tirpak	For
2. The approval of amendments to the 2018 Equity Incentive Plan;	For
3. To amend the Company's certificate of incorporation to increase the authorized shares of common stock from 20,000,000 to 40,000,000;	For
4. To amend the Company's certificate of incorporation to authorize blankcheck preferred stock; and	For
5. The ratification of Weaver & Tidwell, L.L.P. as the Independent Auditors for 2022.	For

NOTE: The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders, Proxy Statement of the Company for the Annual Meeting and Company's Annual Report to Stockholders for the fiscal year ended September 30, 2021.

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